UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

AIRCASTLE LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required.

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[ ]	Fee paid previously with preliminary materials.

[ ]
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Aircastle Limited
c/o Aircastle Advisor LLC
201 Tresser Boulevard, Suite 400
Stamford, CT 06901

April __, 2018

Dear Fellow Shareholders:

On behalf of your Board of Directors, we are pleased to invite you to attend the 2018 Annual General Meeting of Shareholders of Aircastle Limited. This meeting will be held on May 18, 2018, at 10:00 a.m. Eastern Daylight Time, at our office headquarters, located at 201 Tresser Boulevard, Stamford, Connecticut, USA, 06901
This year, we will again utilize the U.S. Securities and Exchange Commission, or SEC, rule allowing companies to furnish proxy materials to their shareholders electronically. We believe that this e-proxy process expedites shareholders’ receipt of proxy materials, while lowering the costs and reducing the environmental impact of our annual general meeting. In accordance with applicable SEC rules, on April __, 2018, the Company began mailing to certain of our shareholders a Notice of Internet Availability of Proxy Materials, or Internet Notice, containing instructions on how to access electronically our proxy statement and annual report and how to vote. Shareholders who did not receive this Internet Notice will receive the annual general meeting materials by mail, including our proxy statement, proxy card and annual report.
Our proxy statement contains detailed information about the business to be conducted at the annual general meeting. To assure that your shares are represented at the annual general meeting, we urge you to exercise your vote by Internet, telephone or mail by following the instructions included on page 2 of the proxy statement and in the Internet Notice or proxy card that you received. If you are able to attend the annual general meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted at the annual general meeting.
If you plan to attend the annual general meeting, please follow the instructions on page 3 of the proxy statement.

Sincerely,

Christopher L. Beers
General Counsel

Aircastle Limited
c/o Aircastle Advisor LLC
201 Tresser Boulevard, Suite 400
Stamford, CT 06901

Notice of the 2018 Annual General Meeting of Shareholders

To Our Shareholders:
Aircastle Limited will hold its 2018 Annual General Meeting of Shareholders, or the Annual Meeting, at our office headquarters , located at 201 Tresser Boulevard, Stamford, Connecticut, USA, 06901 on May 18, 2018, at 10:00 a.m. Eastern Daylight Time. The matters to be considered and acted upon at the Annual Meeting, which are described in detail in the accompanying materials, are:

1.	the election of four Class III Directors to serve until the 2021 annual general meeting of Aircastle Limited or until their office shall otherwise be vacated pursuant to our Bye-laws;

2.
the appointment of Ernst & Young LLP as independent registered public accounting firm for Aircastle Limited for fiscal year 2018 and the authorization of the Directors of Aircastle Limited, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees;

3. the approval of amendments to the Bye-laws of Aircastle Limited to (a) adopt a majority voting standard in the elections of directors, (b) amend the advance notice provisions relating to shareholder proposals and director nominations, and (c) eliminate provisions related to Fortress Investment Fund III LP and its affiliates and update certain provisions to reflect changes in Bermuda law and make other clarifying amendments;
4.    an advisory vote on executive compensation; and

5.	any other business properly presented at the Annual Meeting and any adjournment(s) or postponement(s) of the Annual Meeting.
Your Board of Directors recommends that you vote in favor of proposals 1, 2, 3(a) - (c) and 4 which are set forth in the accompanying proxy statement.
We will also present at the Annual Meeting the consolidated financial statements and independent registered public accounting firm's report for the fiscal year ended December 31, 2017, copies of which can be found in our 2017 Annual Report that accompanies this Notice or which was previously circulated to shareholders.
Shareholders of record at the close of business on March 22, 2018, are entitled to notice of, and to vote at, the Annual Meeting. Our stock transfer books will remain open for the transfer of our common shares. A list of all shareholders entitled to vote at the Annual Meeting will be available for examination at our principal executive office located at c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400, Stamford, CT 06901, for the ten days before the Annual Meeting between 9:00 a.m. and 5:00 p.m., Eastern Daylight Time, and at the place of the Annual Meeting during the Annual Meeting for any purpose germane to the Annual Meeting.

By Order of the Board of Directors,

Christopher L. Beers
General Counsel
Stamford, CT
April __, 2018

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on May 18, 2018. The proxy statement and annual report are available at www.aircastle.com/investors.

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE, OR IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS, BY SIGNING, DATING AND RETURNING THE PROXY CARD INCLUDED THEREWITH.

Aircastle Limited
c/o Aircastle Advisor LLC
201 Tresser Boulevard, Suite 400
Stamford, CT 06901

April __, 2018

PROXY STATEMENT

For the 2018 Annual General Meeting of Shareholders To Be Held On
May 18, 2018

GENERAL INFORMATION ABOUT THE MEETING

Date, Time and Place of Annual General Meeting. The Board of Directors, or the Board, of Aircastle Limited, an exempted Bermuda company, or the Company or Aircastle, is soliciting proxies to be voted at the 2018 Annual General Meeting of Shareholders, or the Annual Meeting, to be held at 10:00 a.m. Eastern Daylight Time, on May 18, 2018, at 201 Tresser Boulevard, Stamford, Connecticut, USA, 06901, for the purposes set forth in the accompanying Notice of 2018 Annual Meeting of Shareholders, and at any adjournment or postponement of the Annual Meeting. We are sending this proxy statement in connection with the proxy solicitation.
On or about April __, 2018, the Company began mailing to certain of our shareholders a Notice of Internet Availability of Proxy Materials. This Notice contains instructions on how to access the proxy statement and our annual report for the year ended December 31, 2017, or the 2017 Annual Report, and how to vote. By furnishing this Notice, we are lowering the costs and reducing the environmental impact of our Annual Meeting. Shareholders who did not receive this Notice will continue to receive paper copies of our proxy statement, proxy card and 2017 Annual Report, which we began mailing on or about April __, 2018.
Matters to be Considered at the Annual Meeting. At the Annual Meeting, shareholders will vote upon the following matters:

1.	the election of four Class III Directors to serve until the 2021 annual general meeting of Aircastle or until their office shall otherwise be vacated pursuant to our Bye-laws;

2.
the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2018 and the authorization of the Directors of Aircastle, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees;

3.
the approval of amendments to the Bye-laws of Aircastle Limited to (a) adopt a majority voting standard in the elections of directors, (b) amend the advance notice provisions relating to shareholder proposals and director nominations, and (c) eliminate provisions related to Fortress Investment Fund III LP and its affiliates and update certain provisions to reflect changes in Bermuda law and make other clarifying amendments;

4.    an advisory vote on executive compensation; and

5.	any other business properly presented at the Annual Meeting and any adjournment(s) or postponement(s) of the Annual Meeting.
Quorum and Voting Requirements. Our Board has fixed the close of business on March 22, 2018, as the record date, or the Record Date, for determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. The presence of two or more persons at the start of the Annual Meeting and representing in person, or by proxy entitling the holder to vote at the Annual Meeting, in excess of 50% of all votes attaching to all shares of the Company in issue, shall form a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.
If a quorum is present, the following voting requirements apply for approval:

•	The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect each of the nominees to our Board (Proposal No. 1).

•	The affirmative vote of a majority of the votes cast at the Annual Meeting is required:

(i)	to appoint Ernst & Young LLP for fiscal year 2018 and to authorize the Board, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees (Proposal No. 2);

(ii)	to approve, on an advisory basis, executive compensation (Proposal No. 4); and

(iv)	to approve any other business properly presented at the Annual Meeting.
The affirmative vote of at least 66% of all common shares issued and entitled to vote is required to approve each of the amendments to the Bye-laws of Aircastle Limited (Proposal Nos. 3(a) - (c)).
A shareholder voting for the election of Directors may withhold authority to vote for all or certain nominees. A shareholder may also abstain from voting on the other matters presented for shareholder vote. Votes withheld from the election of any nominee for Director and abstentions from Proposal Nos. 2, 3 and 4 will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on the matter. Abstentions from Proposal Nos. 3(a) - (c) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the same effect as a vote against the matter.
If a shareholder holds shares through a broker, bank or other nominee, generally that holder may vote its shares in accordance with instructions received. If a shareholder does not give instructions to the holder, the holder can vote its shares with respect to “discretionary” or routine proposals under the rules of the New York Stock Exchange, or NYSE. Such a holder cannot vote shares with respect to “non-discretionary” proposals for which a shareholder has not given instruction. The appointment of Ernst &Young LLP is considered a “discretionary” proposal and therefore may be voted upon by such a holder even in the absence of instructions from the shareholder. The election of Directors, the approval of amendments to the Bye-laws, the advisory vote on executive compensation, and any other business properly presented at the Annual Meeting are considered “non-discretionary” items, and such a holder may not vote on these items in the absence of instructions from the shareholder.
As of the Record Date, there were [78,536,832] common shares of the Company, par value US$0.01 per share, referred to herein as common shares, outstanding and entitled to vote. Each common share entitles the holder to one vote on each matter presented at the Annual Meeting.
Voting of Proxy. You may submit your proxy with voting instructions by any one of the following means:

•	By Internet or Telephone
To submit your proxy on the Internet, go to www.proxyvote.com. You will need the 12-digit number included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials.

To submit your proxy by telephone, registered shareholders should dial 1-800-690-6903 and follow the instructions. Beneficial holders should dial the phone number listed on your voter instruction form. You will need the 12-digit number included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials.
Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Daylight Time on May 17, 2018. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive. If you submit your proxy by telephone or on the Internet, you do not have to return your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials.

•	By Mail
If you are a holder of record and received your Annual Meeting materials by mail, you can vote by signing, dating and completing the proxy card included therewith and returning it by mail in the enclosed self-addressed envelope. If you received a Notice of Internet Availability of Proxy Materials and wish to vote by traditional proxy card, you may receive a full set of the annual meeting materials at no charge through one of the following methods:

•	By internet at www.proxyvote.com;

•	By telephone at 1-800-690-6903; or

•	By email at sendmaterial@proxyvote.com.
Once you receive the Annual Meeting materials, please sign, date and complete the proxy card included therewith and return it in the enclosed self-addressed envelope. No postage is necessary if the proxy card is mailed in the United States. If you hold your shares through a bank, broker or other nominee, the proxy card will give you separate instructions for voting your shares.

•	In Person, at the Annual Meeting
All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.
Proxies, if received in time for voting, properly executed and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. If no instructions are indicated, the common shares represented by the proxy will be voted as recommended by the Board, as described below, or in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Annual Meeting, including any adjournments and postponements thereof.
Revocability of Proxy. Any shareholder returning a proxy may revoke it at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board’s recommendations described below.
Persons Making the Solicitation. This proxy statement is sent on behalf of, and the proxies are being solicited by, the Board. We will bear all costs of this solicitation of proxies. In addition to solicitations by mail, our Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail and personal interviews. We will request brokers, custodians and other fiduciaries to forward proxy-soliciting materials to the beneficial owners of common shares they hold of record. We will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of the proxy materials. We have also engaged Georgeson, Inc. to assist the Company in the solicitation of proxies for an anticipated fee of $5,000, and have agreed to reimburse Georgeson, Inc. for reasonable out-of-pocket expenses incurred in connection with the proxy solicitation and to indemnify Georgeson, Inc. against certain losses, costs and expenses.
Recommendations of the Board. The Board recommends that shareholders vote:

•	FOR the election of the Director nominees named herein;

•
FOR the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2018 and the authorization of the Directors of Aircastle, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees;

•	FOR the approval of each of the amendments to the Bye-laws of Aircastle Limited; and

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers.
Attendance at the Meeting. Shareholders will be admitted to the Annual Meeting upon verification of ownership at the admissions desk. Please note that a beneficial owner holding his or her shares in “street name” who plans to attend the Annual Meeting must also send a written request with proof of ownership (such as a bank or brokerage firm account statement) to the Company’s transfer agent, American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, NY 10038. Admittance to the Annual Meeting will be based upon availability of seating. For directions to the Annual Meeting, please call (203) 504-1020.

CORPORATE GOVERNANCE

The role of our Board is to ensure that Aircastle is managed for the long-term benefit of our shareholders. To fulfill this role, the Board has adopted corporate governance principles designed to assure compliance with all applicable corporate governance standards, including those provided by the SEC and the NYSE. In addition, the Board is informed regarding Aircastle’s activities and periodically reviews, and advises management with respect to, Aircastle’s annual operating plans and strategic initiatives.
The following Directors currently serve on our Board:

Name	Age	Position
Ronald W. Allen	76	Class I Director
Giovanni Bisignani	71	Class III Director
Michael J. Cave	57	Class II Director
Douglas A. Hacker	62	Class I Director
Michael J. Inglese	57	Class I Director
Yukihiko Matsumura	61	Class I Director
Ronald L. Merriman	73	Class II Director
Agnes Mura	68	Class II Director
Charles W. Pollard	60	Class II Director
Takayuki Sakakida	47	Class III Director
Gentaro Toya	58	Class III Director
Peter V. Ueberroth	80	Class III Director
Ronald W. Allen was appointed to our Board on August 2, 2006. Mr. Allen served as interim President and Chief Executive Officer of Aaron’s, Inc. from November 2011 to February 2012 and then as President until April 2014 and as Chief Executive Officer until his retirement in August 2014. Mr. Allen also served as a Director of Aaron’s, Inc. from 1997 until August 2014 and as Chairman of the Board from November 2012 until April 2014. Mr. Allen retired as the Chairman of the Board, President and Chief Executive Officer of Delta Air Lines, Inc., one of the world’s largest global airlines, in July 1997 after 34 years with the company. From July 1997 through July 2005, Mr. Allen was a consultant to and Advisory Director of Delta Air Lines, Inc. He previously served as a Director of Interstate Hotels & Resorts, Inc. from 2006 to 2010, Forward Air Corporation from 2011 to 2013 and Guided Therapeutics, Inc. from 2008 to January 2014. He was elected a Director of Forward Air Corporation in November 2014 and serves as the Chair of the Corporate Governance and Nominating Committee. He is also a Director of Coca-Cola Company and serves as Chair of the Audit Committee. The Board has determined that Mr. Allen is “financially literate” as defined by NYSE rules and is a “financial expert” as defined by SEC regulations. Mr. Allen brings to the Board extensive airline experience and aerospace market relationships around the world while also providing valuable perspectives on industry strategy, management and human resources.
Giovanni Bisignani was appointed to our Board on May 24, 2012. Mr. Bisignani was the Director General and CEO of the International Air Transport Association, or IATA, from 2002 to 2011. In 2001, he launched the European travel portal Opodo and served as its Chief Executive Officer. From 1998 to 2001 he served as CEO & Managing Director of SM Logistics, a group of logistics and freight forwarding companies partially owned by General Electric. From 1994 to 1998, Mr. Bisignani served as President of Tirrenia di Navigazione, the largest Italian ferry company. He spent five years as CEO and Managing Director of Alitalia from 1989 to 1994. During this time he also served on the IATA Board of Governors. He has been a Member of Pratt & Whitney Advisory Board and Chairman of Galileo International. Mr. Bisignani studied both in Italy (Sapienza University, Rome) and the United States (Harvard Business School). Mr. Bisignani is a member of the Board and Strategic, Remunerations and Nominating committees of SAFRAN Group, a holding company encompassing aircraft engine manufacturing, aerospace, defense and security activities. Designated by Etihad in January 2015, he became a Board member of Alitalia - Società Aerea Italiana and the Chairman of the Nomination & Remuneration Committee; he is also a member of the Related Party Committee and the Audit Committee. Mr. Bisignani is a member of the World Economic Forum Global Agenda Council on Aviation, Travel & Tourism and is a Visiting Professor, at Cranfield University. Mr. Bisignani brings to the Board strong leadership skills, extensive experience in operations, strategic planning and financial matters relevant to the airline and travel industry and extensive, high-level contacts with airlines.
Michael J. Cave was appointed to our Board on May 22, 2014. Previously, he served as a Senior Vice President of The Boeing Company, the world's leading aerospace company and the largest manufacturer of commercial jetliners and military aircraft from 2007 through his retirement in 2014. Mr. Cave served as President and Principal Executive Officer and as a Director of the Boeing Capital Corporation from 2010 to 2014. Mr. Cave served as a Director of Private Export Funding Corporation from 2010 until 2014. Mr. Cave served as Senior Vice President of Business Development and Strategy for The Boeing Company, as Senior Vice President/Chief Financial Officer of Boeing Commercial Airplanes and as Vice President, Finance for Boeing Information, Space & Defense Systems from 1998 through 2006. Prior to 1998, Mr. Cave held a variety of other assignments across Boeing's defense and commercial businesses. He was named one of the 100 Most Important Hispanics in Technology and Business for 2006 by Hispanic Engineer and Information Technology magazine. He holds a bachelor's degree in engineering from Purdue University. Mr. Cave is Chairman of the Board of Directors of Harley-Davidson, Inc. and a director of Ball Corporation and Esterline Technologies Corporation. The Board has determined that Mr. Cave is “financially literate” as defined by NYSE rules and is a “financial expert” as defined by SEC regulations. Mr. Cave's skills, expertise and experience in engineering and financial services make him an extremely valuable member of the Board, particularly in light of his insights into the various products under development and entering production at both Boeing and its competitors and in light of the many high-level customer relationships that he developed in his time at Boeing Commercial Airplanes and at Boeing Capital Corp., its financing arm.
Douglas A. Hacker was appointed to our Board on August 2, 2006. Mr. Hacker is currently an independent business executive and formerly served from December 2002 to May 2006 as Executive Vice President, Strategy for UAL Corporation, an airline holding company. Prior to this position, Mr. Hacker served with UAL Corporation as President, UAL Loyalty Services from September 2001 to December 2002 and as Executive Vice President and Chief Financial Officer from July 1999 to September 2001. Mr. Hacker serves as the Chair of the Board of Trustees of the Columbia Atlantic Funds, a series of open-end investment companies that are part of the Columbia family of mutual funds.  Mr. Hacker serves as a Director of Travelport Worldwide Limited and SpartanNash Company as well as having served as a Director of SeaCube Container Leasing Ltd from 2010 until 2014. The Board has determined that Mr. Hacker is “financially literate” as defined by NYSE rules and is a “financial expert” as defined by SEC regulations. Mr. Hacker’s extensive experience in financial and operating management, including his prior service as an Executive Vice President, Strategy, of a major U.S. airline and his service as Chief Financial Officer of a major U.S. airline, in addition to his depth of knowledge in executive compensation, provide to the Board excellent perspectives on airline financial and operational matters and on aircraft investing, leasing and finance matters, on strategic matters relevant to the Company and on executive compensation.
Michael J. Inglese became our Chief Executive Officer and was appointed a member of our Board in June 2017, having served as our Acting Chief Executive Officer from January 2017. He was previously our Chief Financial Officer from April 2007. Prior to joining the Company, Mr. Inglese served as Chief Financial Officer of PanAmSat Holding Corporation from June 2000 until the closing of PanAmSat's sale to Intelsat in July 2006. Mr. Inglese joined PanAmSat in May 1998 as Vice President, Finance after serving as Chief Financial Officer for DIRECTV Japan, Inc. He is a Chartered Financial Analyst who holds a BS in Mechanical Engineering from Rutgers University College of Engineering and his MBA from Rutgers Graduate School of Business Management.
Yukihiko Matsumura was appointed to our Board on May 26, 2016, and nominated by Marubeni Corporation. Mr. Matsumura is the President and CEO of Marubeni America Corporation. From April 2015 to April 2016, Mr. Matsumura was the Chief Financial Officer and Chief Operating Officer of Investor Relations and Credit Ratings, Marubeni Corporation. From 2012 to 2015, he served as Chief Financial Officer and Chief Operating Officer, Corporate Accounting and Finance Department. Mr. Matsumura has over 25 years of experience in the finance industry and brings to the Board extensive experience in operations, strategic planning and financial matters.
Ronald L. Merriman was appointed to our Board on August 2, 2006. Mr. Merriman serves as the Chair of the Audit Committee. He also served as Executive Vice President of Ambassador International, Inc., a publicly traded travel services business, from 1997 to 1999; Executive Vice President of Carlson Wagonlit Travel, a global travel management firm, from 1999 to 2000; and Managing Director of O’Melveny & Myers LLP, a global law firm, from 2000 to 2003. He is also a Director of Pentair, plc., (formerly Pentair, Inc.), and Realty Income Corporation. The Board has determined that Mr. Merriman is “financially literate” as defined by NYSE rules and is a “financial expert” as defined by SEC regulations. Mr. Merriman brings an extensive accounting and financial background to the Board, with a particular emphasis on accounting and financial matters relevant to the airline and travel industries and transportation companies generally and provides valuable insight on the cross-border nature of our business.
Agnes Mura was appointed to our Board on February 18, 2013. Ms. Mura has been the President of Agnes Mura, Inc., ("AMI") since 1997. AMI is a leadership development firm, specializing in global executive coaching and organizational behavior for senior teams in Global 1,000 companies. Prior to AMI, Ms. Mura was Vice President and IPB California Representative of Bankers Trust Co. from 1993 to 1996. From 1985 to 1993, she was Assistant Vice President, and then Vice President for First Interstate Bank Ltd. Ms. Mura was the Foreign Relations Manager for the Los Angeles Olympic Organizing Committee from 1983 to 1985. She holds a BA from Edinburgh University and an MA from the University of Cologne, Germany. Ms. Mura brings to the Board strong leadership and leadership development skills and extensive experience in international business and provides valuable insight in those areas to the Board and to the Company’s management.
Charles W. Pollard was appointed to our Board on July 6, 2010. In 1997, Mr. Pollard joined Omni Air International, Inc., a passenger charter carrier where he served variously as Managing Director, President and CEO, and Vice Chairman until 2009. Previously he spent 10 years in senior management positions, including President and CEO, at World Airways, Inc., the oldest U.S. charter airline. Prior to joining World Airways, Inc., he practiced corporate law at Skadden, Arps, Slate, Meagher & Flom. He currently serves on the board of Directors of Allegiant Travel Company. Mr. Pollard previously served as a Director of Air Partner plc until 2014 and

AeroMechanical Services Ltd. until 2011. Mr. Pollard brings to the Board extensive experience in operations, strategic planning and financial matters relevant to the airline industry, and he provides valuable insight in these areas to the Board and to the Company’s management.
Takayuki Sakakida was appointed to our Board on June 9, 2017, and nominated by Marubeni Corporation. In April 2017, Mr. Sakakida was appointed as Vice President and General Manager, Aerospace and Ship Unit, Marubeni America Corporation, which is a subsidiary of Marubeni Corporation, a general trading company, engaged as an intermediary, importer/exporter, facilitator or broker in various types of trade between and among business enterprises and countries. In April 2016, Mr. Sakakida was appointed as Assistant General Manager, Aerospace and Defense Systems Department, Marubeni Corporation. From April 2015 to April 2016, he served as General Manager, Business Administration Section, Aerospace and Defense Systems Department of Marubeni Corporation. From April 2011 to 2015, he seconded to MD Aviation Capital Pte Ltd (Singapore) as Managing Director. Mr. Sakakida has over 12 years’ experience in the aviation industry and brings to the Board extensive experience in operations, strategic planning and financial matters relevant to the aviation industry. He maintains high-level contacts with major manufacturers in the aviation industry as well as Asian airlines which may in the future be customers of the Company
Gentaro Toya was appointed to our Board on August 2, 2013, and nominated by Marubeni Corporation. In August 2013, Mr. Toya was appointed as Executive Vice President of Marubeni America Corporation which is a general trading company, engaged as an intermediary, importer/exporter, facilitator or broker in various types of trade between and among business enterprises and countries. From 2010 to 2012, he served as Senior Operating Officer, Transportation Machinery Division and from 2007 to 2009, as Director, Aerospace & Defense Systems Unit of Marubeni Corporation. Mr. Toya has over 25 years of experience in the aviation industry and brings to the Board extensive experience in operations, strategic planning and financial matters relevant to the aviation industry. He maintains high-level contacts with major manufacturers in the aviation industry as well as Asian airlines which may in the future be customers of the Company. Mr. Toya was designated to the Board by Marubeni pursuant to the Shareholder Agreement between the Company and Marubeni, dated June 6, 2013, as described in “Certain Relationships and Related Party Transactions – Shareholder Agreement for Sale of Common Shares to Marubeni Corporation.”
Peter V. Ueberroth was appointed to our Board on August 2, 2006, and became Chairman of the Board in August 2012. Mr. Ueberroth is an investor in and has served as Chairman of the Contrarian Group, Inc., a business management company, since 1989. He is the co-chairman of Pebble Beach Company and a Director of Bell Riddell Giro, formerly known as Easton Bell Sports. He also served as Director of Adecco SA, an international, publicly traded employment services company; Ambassadors International, Inc., a publicly traded travel services business; Coca-Cola Company and Hilton Hotels Corporation during the past five years. Mr. Ueberroth brings strong leadership skills and extensive experience in the airline and travel industries to the Board. From his leadership roles in other global businesses and from in his past role as Chairman of the United States Olympic Committee, Mr. Ueberroth provides to the Board valuable understanding and perspective of international trends and strategies, particularly with respect to China.
Legal Proceedings Involving Directors, Officers or Affiliates. There are no material legal proceedings in which any Director, officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our affiliates.
Director Independence. In March 2018, the Board evaluated the independence of each member of the Board in accordance with the applicable NYSE and SEC rules. The Board affirmatively determined, under these rules, that Ronald W. Allen, Giovanni Bisignani, Michael J. Cave, Douglas A. Hacker, Ronald L. Merriman, Agnes Mura, Charles W. Pollard and Peter V. Ueberroth are independent. We refer to these Directors in this proxy statement as Independent Directors. In making this determination, our Board considered all relevant facts and circumstances, as required by applicable NYSE listing standards. Messrs. Konto and Wainshal, both of whom were not independent under these rules, resigned from the Board in 2017.
NYSE rules require that the Board consist of a majority of “independent Directors” and that the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee of the Board consist entirely of “independent Directors.” Under NYSE listing standards, whether a Director is an “independent Director” is a subjective determination to be made by the Board, and a Director of Aircastle only qualifies as “independent” if the Board affirmatively determines that the Director has no material relationship with Aircastle (either directly or as a partner, shareholder or officer of an organization that has a relationship with Aircastle). While the test for independence is a subjective one, NYSE rules also contain objective criteria that preclude Directors from being considered independent in certain situations. Specifically, persons meeting the following objective criteria under the NYSE rules are deemed to not be independent:

•
a Director who is or has been within the last three years an employee, or whose immediate family member is or has been within the last three years an executive officer, of Aircastle (including any consolidated subsidiary);

•
a Director who has received, or whose immediate family member has received, during any twelve-month period within the last three years, more than US$120,000 in direct compensation from Aircastle (including any consolidated subsidiary), other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
a Director who (i) is, or whose immediate family is, a current partner of a firm that is the internal or external auditor of Aircastle; (ii) is a current employee of such a firm; (iii) has an immediate family member who is a current employee of such a firm and who personally works on Aircastle’s audit; or (iv) was, or whose immediate family member was, within the last three years a partner or employee of such a firm and personally worked on Aircastle’s audit within that time;

•
a Director who is or has been within the last three years employed, or whose immediate family member is or has been within the last three years employed as an executive officer of another company where any of Aircastle’s present executive officers at the same time serves or served on that Company’s compensation committee; and

•
a Director who is a current employee, or whose immediate family member is an executive officer, of a company (or a consolidated subsidiary of such company) that has made payments to, or has received payments from, Aircastle for property or services in an amount which, in any single fiscal year within the last three years, exceeds the greater of US$1,000,000 or 2% of such other company’s consolidated gross revenues.

Ownership of a significant amount of common shares, by itself, does not constitute a material relationship.
In addition, in determining the independence of any Director who will serve on the Compensation Committee, the Board considers all factors specifically relevant to determining whether that Director has a relationship to Aircastle which is material to the Director’s ability to be independent from management in connection with the duties of a Compensation Committee member including, but not limited to:

•	the source of compensation of such Director, including any consulting, advisory or other compensatory fee paid by Aircastle to such Director; and

•	whether such Director is affiliated with Aircastle, a subsidiary of Aircastle or an affiliate of a subsidiary of Aircastle.
The Board has not established additional guidelines to assist it in determining whether a Director has a material relationship with Aircastle under NYSE rules, but instead evaluates each Director or nominee for Director under the tests set forth by the NYSE and through a broad consideration and evaluation of all relevant facts and circumstances. The Board, when assessing the materiality of a Director’s relationship with Aircastle, also considers the issue not merely from the standpoint of the Director, but also from that of persons or organizations with which the Director has an affiliation.
Policies and Practices. We review our corporate governance policies and practices on an ongoing basis and compare them to those suggested by various authorities in corporate governance and to the practices of other public companies. We have also continued to review the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, the existing and proposed rules of the SEC and the existing and proposed listing standards of the NYSE.
Corporate Governance Guidelines. Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines are posted on our website at http://www.aircastle.com under “Investors—Governance Documents” and are available in print to any shareholder of the Company upon request.
Code of Business Conduct and Ethics. To help ensure that Aircastle abides by applicable corporate governance standards, our Board has adopted a Code of Business Conduct and Ethics, which is posted on our website at http://www.aircastle.com under “Investors—Governance Documents,” and a Code of Ethics for Chief Executive and Senior Financial Officers, which is available in print to any shareholder of the Company upon request. The Company intends to post on its website any material amendments to its ethics codes and the description of any waiver from a provision of the ethics codes granted by the Board to any Director or executive officer of the Company within four business days after such amendment or waiver.

Communications with the Board. Shareholders and other interested parties who wish to communicate directly with any of the Company’s Directors, including our Chairman, who is also our lead Independent Director or Presiding Director, or the Independent Directors as a group, may do so by writing to the Board, Aircastle Limited, c/o Aircastle Advisor LLC, 201 Tresser Boulevard, 4th Floor, Stamford, CT 06901 Attention: General Counsel. All communications will be received, sorted and summarized by the General Counsel, as agent for the relevant Directors. Communications relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee. Other communications will be referred to such other Director as may be appropriate. Communications may be submitted anonymously or confidentially.
Meetings of the Board. Regular attendance at Board Meetings is required of each Director. During 2017, Aircastle’s Board held six meetings. Each incumbent Director attended 75% or more of the aggregate of all meetings of the Board and committees on which the Director served during 2017. Directors are invited and encouraged to attend the Company’s annual meeting of shareholders in person, by telephone or video conference, but the Company recognizes that such attendance may be impractical as a result of personal or business circumstances. Eleven Directors and one Director nominee attended our annual general meeting in 2017.
Board Leadership Structure and Executive Sessions. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. To this end, the Board has no policy mandating the combination or separation of the roles of Chairman and CEO and believes the matter should be discussed and considered from time to time as circumstances change. Currently, the Company maintains a separate Chairman and CEO. This leadership structure is appropriate for the Company at this time as it permits our CEO Michael Inglese to focus primarily on management of the Company’s strategic direction and day-to-day operations, while allowing our Chairman Peter Ueberroth, to lead the Board in its fundamental role of providing advice to and independent oversight of management. Mr. Ueberroth is an Independent Director and our Chairman and, accordingly, he also serves as the lead Independent Director or Presiding Director.
The Board is comprised of eight non-management Directors, three Directors designated by Marubeni Corporation, or Marubeni, and one management Director. In accordance with the Company’s Corporate Governance Guidelines and rules of the NYSE, the non-management Directors are required to meet regularly in executive session and the independent Directors must meet in executive session at least once each year. As such, the Board’s meetings regularly include executive sessions in which only Independent Directors are present. Any Independent Director can request that an executive session be scheduled.
Board Oversight of Risk Management. Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Company has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company.
The Board is responsible for overseeing management in the execution of its responsibilities, including assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through three of its committees, each of which examines various components of enterprise risk as part of its responsibilities. The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board and succession planning. The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives that do not encourage excessive risk taking.
An overall review of risk is inherent in the Board’s evaluation of the Company’s long-term strategies and other matters presented to the Board. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure; the CEO and other members of senior management are responsible for assessing and managing the Company’s risk exposure, and the Board and its committees provide oversight in connection with those efforts.

Committees of the Board. The Board has four standing Committees: Audit, Compensation, Nominating and Corporate Governance, and Investment. The table below indicates the members of each committee. All members of the Audit, Compensation and Nominating and Corporate Governance Committees are Independent Directors.

Name	Audit	Compensation	Nominating and Corporate Governance	Investment
Ronald W. Allen*	X
Giovanni Bisignani			X
Michael J. Cave*	X			X
Douglas A. Hacker*	X	X		Chair
Michael J. Inglese				X
Yukihiko Matsumura
Ronald L. Merriman*	Chair	X
Agnes Mura		X	Chair
Charles W. Pollard		Chair	X	X
Takayuki Sakakida
Gentaro Toya
Peter V. Ueberroth			X

*	Messrs. Allen, Cave, Hacker and Merriman serve as financial experts on our Audit Committee.

The Audit, Compensation and Nominating and Corporate Governance Committees act under written charters that have been approved by the Board and comply with NYSE corporate governance rules and any applicable SEC rules and regulations. A copy of each charter is posted on the Company’s website at http://www.aircastle.com under “Investors—Governance Documents” and is available in print to any shareholder of the Company upon request.
The Audit Committee. Our Audit Committee’s functions include:

•
reviewing (i) the audit plans and findings of the independent certified public accountants and our internal audit and risk review staff and (ii) the results of regulatory examinations and monitoring management’s corrective action plans with respect to such plans, findings and results where necessary;

•	reviewing our financial statements, including any significant financial items and/or changes in accounting policies, with our senior management and independent certified public accountants;

•	reviewing our accounting and internal control policies and procedures, compliance programs and significant tax and legal matters;

•	reviewing related party transactions;

•
making recommendations to our shareholders regarding the annual appointment by our shareholders of the independent certified public accountants (which constitutes the auditor for purposes of Bermuda law) considering their reputation and qualifications and evaluating their independence and performance, as well as setting clear hiring policies for employees or former employees of our independent certified public accounting firm;

•	overseeing the independent certified public accountants (which constitutes the auditor for purposes of Bermuda law) and evaluating their compensation; and

•	reviewing the process by which we assess and manage exposure to financial and legal risk.
The Board has determined that each member of the Audit Committee is “financially literate” as defined by NYSE rules and that Messrs. Allen, Cave, Hacker and Merriman are qualified to serve as the Audit Committee’s “financial experts” as defined by SEC regulations. A brief description of the work experience of our Audit Committee members is included on pages 4-6 above. During 2017, the Audit Committee held six meetings. Audit Committee meetings include, where appropriate, executive sessions in which the Audit Committee meets: (i) only with Committee members present; (ii) separately with the Company’s independent registered public accountants;

(iii) separately with the Company’s internal auditor; or (iv) with the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel.
The Compensation Committee. Our Compensation Committee’s functions include:

•	reviewing the salaries, benefits and share-based grants for executive officers;

•
reviewing corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and determining the Chief Executive Officer’s compensation based on that evaluation;

•	acting as administrator of the Aircastle Limited Amended and Restated 2014 Omnibus Incentive Plan and prior plans (the "Incentive Plan"); and

•	reviewing risks relating to the Company’s employment practices and the Company’s compensation and benefits practices.
The Compensation Committee held eight meetings during 2017. Compensation Committee meetings include, where appropriate, executive sessions, in which the Compensation Committee meets only with Committee members present, and/or sessions with the Company’s Chief Executive Officer.
The Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s functions include:

•
reviewing the performance of the Board and incumbent Directors and making recommendations to our Board regarding the selection of candidates, qualification and competency requirements for service on the Board and the suitability of proposed nominees;

•	advising the Board with respect to the corporate governance principles applicable to the Company;

•	reviewing risks associated with the Company’s management and Director succession planning; and

•	overseeing the evaluation of the Board and the Company’s management.
The Nominating and Corporate Governance Committee held five meetings during 2018.
The Nominating and Corporate Governance Committee works with the Board to determine the appropriate and necessary characteristics, skills and experience of the Board, both as a whole and with respect to its individual members. The committee evaluates biographical and background information relating to potential candidates and interviews candidates selected by members of the committee and by the Board in making its decisions as to prospective candidates to the Board. While the committee does not specifically set forth any minimum skills that a candidate must have prior to consideration, the committee thoroughly examines a candidate’s understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business; and educational and professional background. In determining whether to recommend a Director for re-election, the Nominating and Corporate Governance Committee also considers the Director’s past attendance at meetings and participation in and contributions to the activities of the Board. The Nominating and Corporate Governance Committee identifies potential nominees by asking current Directors and executive officers to notify the Nominating and Corporate Governance Committee if they become aware of suitable candidates. We have not paid any third party a fee to assist in the process of identifying or evaluating candidates; however, the Nominating and Corporate Governance Committee may elect in the future to engage firms that specialize in identifying Director candidates. As described below, the Nominating and Corporate Governance Committee will also consider candidates recommended by shareholders.
All Director candidates, including those recommended by shareholders, are evaluated on the same basis. Candidates for Director must possess the level of education, experience, sophistication and expertise required to perform the duties of a member of a board of Directors of a public company of the Company’s size and scope. At a minimum, the committee will consider whether the recommended candidate is subject to a disqualifying factor as described under Section 303A.02(b) of the NYSE listing standards and the number of other boards and committees on which the individual serves. The committee may also consider, among other qualifications, a candidate’s: (i) ethics, integrity and values; (ii) stature, reputation and credibility; (iii) experience and capability to set policy and oversee management’s execution of the business plan; (iv) knowledge of relevant industries; (v) contacts within the global aircraft leasing, aircraft financing, airline, cargo, manufacturing or other similar businesses; (vi) current or recent senior executive experience and leadership; and (vii) ethnic, gender, professional, geographic and philosophical diversity within the overall composition of the Board. While the Nominating and Governance Committee has not adopted a formal diversity policy with regard to the selection of Director nominees, diversity is one of the factors that the committee considers in identifying Director candidates. As part of this process, the committee evaluates how a particular candidate would strengthen and increase the diversity of the Board and contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience and expertise in areas relevant to the Company’s business. The committee assesses its achievement of diversity through review of Board composition as part of the Board’s annual self-assessment process.
While the Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee may, if it deems appropriate, establish procedures to be followed by shareholders in submitting recommendations for Board candidates, the Committee has not, at this time, put in place a formal policy with regard to such procedures. This is because procedures are set forth in our Bye-laws which permit shareholders to submit recommendations for Board candidates. The Board believes that it is appropriate for Aircastle not to have a specific policy since shareholders are always free to submit recommendations for Board candidates, simply by following the procedures set forth in our Bye-laws, as described below.
Shareholders wishing to recommend a Director candidate to the Chairman of the Nominating and Corporate Governance Committee for its consideration should write to the Secretary, Aircastle Limited, c/o Aircastle Advisor LLC, 201 Tresser Boulevard, 4th Floor, Stamford, CT 06901. Recommendations must be received no less than 90 days nor more than 120 days before the anniversary of the prior year’s annual general meeting of shareholders to be considered for inclusion in the proxy statement for the next annual general meeting of shareholders. All recommendations meeting the minimum requirements set forth in the Corporate Governance Guidelines will be referred to the Chairperson of the Nominating and Corporate Governance Committee. Such letters of recommendation must include the address and number of shares owned by the nominating shareholder, the recommended individual’s name and address, and a description of the recommended individual’s background and qualifications. A signed statement from the recommended individual must accompany the letter of recommendation indicating that he or she consents to being considered as a candidate and that, if nominated by the Board and elected by the shareholders, he or she will serve as a Director of the Company. In addition, the notice must also include any other information relating to the shareholder or to the recommended individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors under Section 14 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules and regulations thereunder.
In addition, our Bye-laws allow shareholders to propose or nominate a candidate for election as a Director. Such proposal or nomination must be made in accordance with the procedures and time limits set out in the Bye-laws of the Company as described above and, below, in "Shareholder Proposal."
A person must own common shares on the date that he or she sends the notice to Aircastle under the procedures above for the nomination to be valid under our Bye-laws. Provided that the required biographical and background material described above is provided for candidates properly recommended by shareholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board. If the Chairman of the Board determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.
The Investment Committee. The Board established and designated an Investment Committee pursuant to resolutions adopted on August 2, 2006, and since that date the Board regularly re-authorizes the Investment Committee. The Board authorized the Investment Committee to approve, within certain limitations, aircraft acquisition, lease, sale, financing and interest rate hedging transactions, and other transactions, by the Company. The Investment Committee held nine meetings during 2017.

DIRECTORS’ COMPENSATION

Cash Compensation. During 2017, cash compensation to the Independent Directors for service on our Board was set at the following levels:
Directors are paid an annual cash fee of US$80,000.

•	The Chairman of the Board is paid an additional annual cash fee of US$50,000.

•	Each of the chairs of the Audit Committee and Investment Committee is paid an annual cash fee of US$35,000 and each other such committee member is paid an annual cash fee of US$20,000.

•	The Compensation Committee Chair is paid an annual cash fee of US$25,000 and Compensation Committee members are paid an annual cash fee of US$10,000.

•	The Nominating and Corporate Governance Committee chair is paid an annual cash fee of US$20,000 and Nominating and Corporate Governance Committee members are paid an annual cash fee of US$10,000.
Restricted Share Grants. On the first business day of each calendar year beginning in 2016, our Independent Directors receive grants of restricted common shares, with the number of shares for each such grant being equal to US$135,000 divided by the Fair Market Value, as defined in the Incentive Plan, of our common shares as of such date.
In 2015, the Board authorized a special award to Mr. Ueberroth which increased his annual award from 10,000 to 20,000 restricted common shares during his current term as Chairman of the Board in recognition of his significant experience, service to the Company and guidance to the Board. Mr. Ueberroth's service to Aircastle is valuable given his reputation in the business community and his access to the investment community with his broad and deep relationships. He routinely communicates and consults with our leadership team and other board members outside of board meetings. These restricted shares fully vest on January 1 of the following calendar year, pursuant to the terms and conditions of the Incentive Plan and the related award agreement.
Our affiliated and management Directors, Messrs. Inglese, Matsumura, Sakakida and Toya, are not separately compensated by us for their Board or committee service. All members of the Board were reimbursed for reasonable costs and expenses incurred in attending meetings of the Board or otherwise incurred in connection with carrying out their duties as Directors.
The table below describes our compensation of Directors:

DIRECTOR COMPENSATION FOR 2017

	Fees Earned or		All Other
	Paid in Cash	Stock Awards	Compensation	Total
Name	(US$)	(US$)(1)	(US$)(2)	(US$)

Ronald W. Allen	100,000	135,004	6,864	241,867

Giovanni Bisignani	90,000	135,004	6,864	231,867

Michael J. Cave	120,000	135,004	6,864	261,867

Douglas A. Hacker	145,000	135,004	6,864	286,867

Yukihiko Matsumura(3)	—	—	—	—

Ronald L. Merriman	125,000	135,004	6,864	266,867

Agnes Mura	101,559	135,004	6,864	243,426

Charles W. Pollard	135,000	135,004	6,864	276,867

Takayuki Sakakida (3)	—	—	—	—

Gentaro Toya(3)	—	—	—	—

Peter V. Ueberroth	148,441	552,004	28,064	728,508

Michael J. Inglese(3)	—	—	—	—
_______________

(1)
The reported amounts reflect the aggregate fair value on the grant date of the restricted shares granted to our Directors during 2017 determined in accordance with FASB ASC Topic 718. For a summary of the assumptions made in the valuation of these awards, please see Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. The grant date fair value of each restricted share was US$20.85. The number of unvested restricted shares granted to each Director in 2017 and held by each Director as of December 31, 2017 was: Mr. Allen 6,475, Mr. Bisignani 6,475, Mr. Cave 6,475, Mr. Hacker 6,475, Mr. Merriman 6,475, Ms. Mura 6,475, Mr. Pollard 6,475 and Mr. Ueberroth 26,475.

(2)	The reported amounts consist of dividend payments made by the Company on restricted common shares granted to each Director in 2017.

(3)	Our affiliated and management Directors, Messrs. Inglese, Matsumura, Sakakida and Toya are not separately compensated by us for their Board or committee service.

Share Ownership Guidelines for Directors. The Board believes that significant common share ownership by members of the Board increases the alignment of interests between the Board and the shareholders. Accordingly, the Company has adopted share ownership guidelines, or Ownership Guidelines, pursuant to which each member of the Board who is paid a base annual cash fee for service on the Board is expected to attain the following levels of share ownership while providing service to the Company, based on the aggregate value of share ownership as of the date of determination:

Position	Multiple of Base Annual Cash Board Service Fee
Relevant Director	3x

The Ownership Guidelines provide for a phase-in period, according to which a Director should satisfy the Ownership Guidelines by the fifth anniversary of his or her initial appointment to the Board. As of March 22, 2018, each member of the Board complied with the Ownership Guidelines.
Director Award Limits. Under the terms of the Incentive Plan, an annual limit of $750,000 per calendar year applies to the combined cash and equity-based compensation that may be granted to each of our non-employee directors.

OWNERSHIP OF THE COMPANY’S COMMON SHARES

Security Ownership of Certain Beneficial Owners and Management. The table below describes common share ownership information by our Directors, named executive officers, all Directors and executive officers as a group and shareholders known to us to hold more than five percent of our common shares, as of March 22, 2018:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1) (2)	Percent(3)
Named Executive Officers and Directors(4)
Michael J. Inglese(5)	313,189	*
Aaron A. Dahlke	30,276	*
Michael L. Kriedberg	193,357	*
Christopher L. Beers	77,626	*
Roy Chandran	29,897	*
Ronald W. Allen	103,065	*
Giovanni Bisignani	33,643	*
Michael J. Cave	20,959	*
Douglas A. Hacker	106,205	*
Yukihiko Matsumura(5)	—	*
Ronald L. Merriman(6)	48,281	*
Agnes Mura	24,766	*
Charles W. Pollard(7)	45,020	*
Takayuki Sakakida (5)	—	*
Gentaro Toya(5)	—	*
Peter V. Ueberroth(8)	418,162	*
All Directors and executive officers as a group (16 persons)	1,444,446	1.8%
5% Shareholders
Marubeni Corporation(9)	21,605,347	27.5%
Ontario Teachers’ Pension Plan(10)	7,887,029	10.0%
The Vanguard Group(11)	4,726,470	6.0%
Dimensional Fund Advisors L.P.(12)	5,590,584	7.1%
_______________
* Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common shares subject to options or warrants currently exercisable or exercisable within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person.

(2)	Consists of common shares held, including restricted shares, shares underlying share options exercisable within 60 days and shares underlying warrants exercisable within 60 days.

(3)	Percentage amount assumes the exercise by such persons of all options and warrants exercisable within 60 days to acquire common shares and no exercise of options or warrants by any other person.

(4)	The address of each officer or Director listed in the table below is: c/o Aircastle Advisor LLC, 201 Tresser Boulevard, 4th Floor, Stamford, CT 06901.

(5)
Our affiliated and management Directors, Messrs. Inglese, Matsumura, Sakakida and Toya are not separately compensated by us for their Board or committee service. Common shares of Aircastle are directly held by Marubeni Aviation Holding Cooperatief, U.A. and indirectly held by Marubeni and Marubeni Aviation Corporation.

(6)	Includes 19,757 common shares held indirectly by the Merriman Family Trust.

(7)	Includes 34,916 common shares held indirectly by the Pollard Family Trust.

(8)	Includes 220,000 common shares held indirectly by the Ueberroth Family Trust.

(9)
Information for Marubeni is based solely upon a Schedule 13D filed by Marubeni with the SEC on February 23, 2016, which indicates that Marubeni beneficially held an aggregate of 21,605,347 common shares. The address of Marubeni is 4-2 Ohtemachi 1-Chome Chiyoda-Ku, Tokyo 100-8088, Japan.

(10)
Information regarding Ontario Teachers’ Pension Plan is based solely upon a Schedule 13G filed by Teachers’ with the SEC on March 4, 2016, which indicates that Teachers’ beneficially held an aggregate of 7,887,029 common shares. The address of Teachers’ is 5650 Yonge Street, 3rd Floor Toronto, Ontario, Canada M2M 4H5.

(11)
Information regarding The Vanguard Group is based solely upon a Schedule 13G filed by The Vanguard Group with the SEC on February 8, 2018, which indicates that The Vanguard Group beneficially held an aggregate of 4,726,470 common shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(12)
Information regarding Dimensional Fund Advisors L.P. ("Dimensional") is based solely upon a Schedule 13G filed by Dimensional with the SEC on February 9, 2018, which indicates that Dimensional beneficially held an aggregate of 5,590,584 common shares. The address of Dimensional is Building One, 6300 Bee Cave Road, Austin, TX 78746.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC reports of ownership on Form 3 and changes in ownership on Forms 4 and 5. Such officers, Directors and greater-than-ten percent shareholders are also required by the SEC to furnish the Company with copies of all forms they file under this regulation. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, no officers, Directors or greater-than-ten percent shareholders failed to submit such filings on a timely basis during the fiscal year ended December 31, 2017.
Insider Trading Policy. Our Directors, officers and employees are required to comply with a policy that is designed to prevent insider trading violations. The policy includes mandatory trading black-out periods and prohibits certain transactions. Hedging or pledging of our shares by Directors, officers or employees is prohibited unless an exception to the policy is specifically pre-approved by the General Counsel. No such exception has ever been requested or approved.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes and analyzes our executive compensation philosophy and programs, the decisions made by the Compensation Committee under those programs and the factors considered by the Compensation Committee in making those decisions. This Compensation Discussion and Analysis focuses on the compensation paid to our current and former Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers, together referred to as our named executive officers, or NEOs. For 2017, our NEOs were:

Name	Title
Michael J. Inglese	Chief Executive Officer
Aaron A. Dahlke	Chief Financial Officer
Michael L. Kriedberg	Chief Commercial Officer
Christopher L. Beers	General Counsel
Roy Chandran	EVP - Corporate Finance & Strategy
Ron Wainshal	Former Chief Executive Officer
Ron Wainshal, our former Chief Executive Officer, was Chief Executive Officer until January 6, 2017, when he began a medical leave of absence and Mr. Inglese was appointed Acting Chief Executive Officer. Mr. Inglese was appointed as Chief Executive Officer on June 9, 2017, and Mr. Wainshal's employment with the Company ended on December 31, 2017.
Pay for Performance Philosophy
We believe executive compensation should be tied to Company performance weighted in favor of long-term performance, and our compensation program rewards executives and employees in three areas:

•	Annual Corporate Performance: Achievement of internal corporate financial metrics focused on: (i) adjusted return on equity; (ii) cash flow per share; and (iii) growth through new investments;

•	Individual Performance: Achievement of individual performance goals set at the beginning of each year; and

•	Long-Term Corporate Performance: Longer term adjusted return on equity and total shareholder return relative to a broad index of relevant publicly listed companies.
We believe that our performance relative to these financial metrics will ultimately improve returns to shareholders, through greater dividend-paying capacity and stronger fundamentals. We use these metrics to determine the compensation for many professionals in the Company, including all of our NEOs, and we discuss the Company’s progress against these financial metrics in quarterly employee meetings. By establishing these financial performance goals, tying the Company’s compensation program to the goals and communicating regularly with our employees, we strive to better align the interests of our employees with driving returns for our shareholders.
We make annual incentive compensation awards, comprised of a cash bonus and equity award, based on a mix of corporate performance and individual performance. For more highly compensated employees, achievement of corporate financial metrics carries a greater weighting relative to individual performance, as illustrated in the table below:

	Corporate Performance	Individual Performance
CEO	85%	15%
Certain NEOs	80%	20%
Senior Professionals	60%	40%
Staff	50%	50%
2017 Corporate Financial Metrics. We based corporate performance targets on the 2017 business plan that our board endorsed in October 2016. In addition, we established a performance range for each metric. Results below the low end of each range will not yield any contribution to the Company’s incentive compensation pool for that metric. Conversely, performance above the top end of the range will result in an enhanced contribution to the Company’s incentive compensation pool, to encourage exceptional performance. For 2017, we established the following targets, performance range and relative weighting for the three financial metrics for 2017:

Metric	2017 Target	Performance Range	Weighted Score
Adjusted Return on Equity(1)	10.32%	50-150%	25%
Cash Flow per Share(2)	$6.91	85-115%	50%
New Investments(3) (in billions)	$1.30	60-125%	25%
_______________

(1)
Adjusted Return on Equity is Adjusted Net Income divided by the average shareholders’ equity, excluding the fair market value of derivatives. Adjusted Net Income, or ANI, is net income before certain expenses related to our financings and interest rate derivative accounting, share-based compensation expense and other items we have deemed unusual when viewed in the context of our ongoing business. Our presentation of ANI may not be comparable to similarly-titled measures used by other companies. A reconciliation between non-GAAP performance metrics and U.S. GAAP results is included as Appendix A to this proxy statement.

(2)
Cash Flow per Share for a period is Cash Flow from Operations before changes in working capital plus principal payments from our finance leases and distributions from our joint venture investment divided by the weighted average number of shares outstanding for that period. A reconciliation between non-GAAP performance metrics and U.S. GAAP results is included as Appendix A to this proxy statement.

(3)	New Investments measures the total amount invested in aviation assets.

Individual Performance Goals and Compensation We set individual performance goals for every employee at the beginning of each year and measure each employee’s performance against those goals at the end of the year to determine incentive compensation levels. We determine incentive pay for each employee by applying the weighted corporate and individual performance scores against such employee’s targeted bonus amount. We set individual bonus targets based on an employee’s function, role and seniority within the organization, among other factors. For more highly compensated employees, annual incentive compensation is paid out in the form of cash and equity awards. For additional retention purposes, equity awards vest over three years, subject to continued service with us through such period.

Compensation Overview
As shown in the diagrams below, there are now four primary elements of total direct compensation: base salary, annual cash bonus, annual equity award and long-term incentive plan award.

2017 Total Direct Compensation
(Named Executive Officers)(1)

Base Salary
- 19% of Total Direct Compensation
- To attract and retain talent
- Fixed base of cash compensation

Annual Cash Bonus
- 22% of Total Direct Compensation
- Drives annual performance
- Performance based, not guaranteed

Base
Bonus
40% Short Term
60% Long Term
Long-Term Performance Award
Restricted Shares

Long-Term Incentive Plan(2)
- 32% of Total Direct Compensation
- 3 year performance period
- Aligns management and shareholders
- Rewards exceptional performance
- Performance based, not guaranteed

81% is Performance Based Compensation

Annual Equity Award
- 27% of Total Direct Compensation
- Vests ratably over 3 years
- Retains key talent
- Performance based, not guaranteed

(1) Excludes our former CEO, Ron Wainshal

(2) Excludes $1.5 million special retention award to Mike Kriedberg granted in March 2017 and vested on March 31, 2018

Base Salary. Base salaries provide fixed compensation and allow us to attract and retain talented management by taking into account the current market environment and the responsibilities, experience, value to the Company and demonstrated performance of our named executive officers. We set base salaries for our named executive officers and review them periodically. In 2017, we increased the base salary for Mr. Inglese to $675,000 in connection with his appointment as our Chief Executive Officer. Mr. Dahlke's base salary was increased to $400,000 in 2017, reflecting his appointment as our Chief Financial Officer. Mr. Chandran’s base salary was increased to $400,000 in 2017, reflecting his appointment as our Executive Vice President - Corporate Finance & Strategy. In addition, Mr. Kriedberg's and Mr. Beers' base salaries were increased in 2017, to $600,000 and $500,000, respectively, reflecting our view that an adjustment to their base salaries was appropriate to reflect market conditions and increased responsibility.
Annual Incentive Compensation. As discussed below, we make incentive compensation awards based on the Company’s performance against corporate financial metrics and performance against individual performance goals for each year, with payment of the incentive compensation split between cash and restricted share grants for our more highly compensated employees, including our named executive officers. We paid the cash and granted the restricted equity portion of 2017 incentive awards in February 2018. For additional retention purposes, the restricted share grants for 2017 awarded in February 2018 will vest in one-third increments on January 1, 2019, January 1, 2020 and January 1, 2021, subject to continued service with us through such period.
Special Incentive Awards. In limited instances, we may also issue special restricted share grants to reward exceptional performance, special situations or retention purposes. The Compensation Committee made special restricted share grants in February 2017 to Mr. Inglese and Mr. Kriedberg of $500,000 and $100,000, respectively, in connection with uncertainty surrounding the duration of Mr. Wainshal's medical leave of absence. Based on an exceptionally smooth transition, strong corporate results compared to 2017 targets, as well as portfolio improvements and significant transaction volume during a year of leadership transition, the Compensation Committee also made special restricted share grants in February 2018 to Messrs. Inglese, Kriedberg, Beers, Dahlke and Chandran in the amounts of $375,000, $112,500, $150,000, $100,000 and $100,000 respectively; such awards vest in one-third increments on January 1, 2019, January 1, 2020, and January 1, 2021, subject to continued service with us through such period.
Long-Term Incentive Plan. As discussed in the section titled "Long-Term Incentive Plan" below, we introduced a long-term incentive plan in 2016 designed to align management with shareholders by rewarding exceptional performance over a three year period. All performance share unit awards granted during 2017 are scheduled to vest and their performance period ends on December 31, 2019.
In lieu of a 2017 award under our long-term incentive plan, Mr. Kriedberg was given a special performance share award in March of 2017 in the amount of $1,499,993 to ensure his retention during Mr. Wainshal's medical leave and any subsequent leadership transition. That special performance share award was conditioned upon achieving a minimum cash flow during 2017 that was satisfied and the award vested on March 31, 2018.
Other Compensation. We pay dividends on unvested restricted shares but not on our performance shares unit awards. We also offer certain NEOs severance payments and accelerated vesting of restricted shares in certain circumstances, as described in greater detail below in the section entitled “Potential Payments upon Termination or Change in Control.” Severance and change in control benefits provide transitional assistance for separated employees and are essential to recruiting and retaining talented executives in a competitive market. In addition, our NEOs are also eligible to participate in our employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all employees and do not discriminate in favor of our named executive officers.
Recoupment Policy. In advance of the final SEC rules implementing Section 954 of the Dodd-Frank Act, in January 2016, we adopted a clawback policy covering certain incentive compensation awarded to our executive officers. The policy requires reimbursement of incentive payments awarded to an executive officer based upon financial results that were subsequently the subject of a restatement due to the Company’s material noncompliance with financial reporting requirements. The amount of reimbursement would be to the extent that a lower payment would have been awarded to the executive based on the restated financial results. The policy applies to all incentive compensation awarded or paid to an executive officer in the three years prior to the restatement, even if the executive officer did not engage in conduct which contributed to the restatement. In addition, we may seek to recover any portion of incentive compensation when we determine that an executive officer engaged in a certain misconduct, namely involving: (i) material acts of fraud or dishonesty in connection with employment by the Company; (ii) willfully not complying with material policies or procedures of the Company; or (iii) the commission of a felony or a crime involving material dishonesty. We may need to amend the policy following adoption of the final SEC rule mentioned above.
Summary. The primary goals of our compensation programs are to attract, motivate and retain the most talented and dedicated employees and to align incentive compensation with enhancing shareholder value. Our compensation programs are intended to:

•
motivate our NEOs by providing the large majority of their overall compensation through an incentive compensation program that ties awards to corporate financial metrics and individual performance goals which we believe will build shareholder value; and

•	align each NEO's incentives with those of shareholders by delivering a substantial portion of their incentive compensation in the form of restricted share grants and performance based equity awards.
What We Don’t Pay

•	Change in control benefits based on a single trigger;

•	Deferred compensation plans;

•	Company cars or aircraft;

•	Income tax gross-ups; and

•	Special or enhanced pension or retirement programs.

2017 Compensation
Performance Versus Corporate Financial Metrics. In 2017, the Company’s performance against its corporate financial metrics resulted in an incentive compensation pool equal to 100.2% of the total target, as shown in the table below.

Metric	2017 Target	2017 Performance	Performance Range	Performance		Weighted Score
Adjusted Return on Equity(1)	10.32%	9.08%	50-150%	88.0%		22.0%
Cash Flow per Share(1)	$6.91	$6.67	85-115%	96.5%		48.2%
New Investments (in billions)	$1.30	$1.56	60-125%	119.8%		30.0%
					Total	100.2%
_______________

(1)	A reconciliation between non-GAAP performance metrics and U.S. GAAP results is included as Appendix A to this proxy statement.
Adjusted Return on Equity was below target primarily due to impairments, which were partially offset by gains on sale of aircraft assets. Cash Flow per Share was slightly below target due to the timing of aircraft acquisitions combined with the high volume of assets sales. New Investments were above target based on substantial new investment activity. Overall, performance was in line with target reflecting management’s success in executing the 2017 business plan during a year of leadership transition. The Company's performance for New Investments was particularly noteworthy in light of the highly competitive environment for aircraft investments in 2017.
Individual Incentive Compensation Actions for 2017
The Company’s overall performance in 2017 was strong, particularly in light of the net impairment of on two freighter aircraft which were originally acquired in 2007-2008 with adjusted return on equity performance still just below target and new investments ahead of target. Cash Flow per share was slightly below target. In addition, the senior management team sought to better position the Company in light of increasing macro-economic risks and market volatility by selling risky assets and upgrading the aircraft and lessee mix in our portfolio. The following represent some of the Company’s most important accomplishments during 2017:

•	Acquired, sold and placed approximately 130 aircraft, representing more than half of our current portfolio of aircraft.

•
Acquired 68 aircraft in 2017 for $1.6 billion, including 67 narrow-body aircraft and only one widebody that is on its last lease. We believe these investments improved the quality of the Company’s portfolio and its earnings base.

•	Sold 37 aircraft for a gain on sale of $55.2 million, including three wide-body and four freighter aircraft and the last six of our classic aircraft, further improving the quality of our portfolio.

•	Increased the share of current generation narrow-body aircraft in our portfolio from 55% to 66% of net book value dramatically improving the quality of our portfolio.

•	Placed seven widebody aircraft expiring in 2018 and 2019. As a result, we now have just four narrow-body aircraft left to place on lease in 2018 and only two wide-body aircraft to place before 2020.

•	Achieved excellent aircraft utilization with our aircraft being on lease 99.3% of the time(1) and a net cash interest margin of 8.6%(2).
Our total return to shareholders for the year ended December 31, 2017, was 17.4%, outperforming the total shareholder return of the S&P MidCap 400 of 16.2%, and our total shareholder return for the three years ended December 31, 2017, was 24.6%, below the total shareholder return of the S&P MidCap 400 of 35.3%. Over those periods, our publicly traded direct peers (AerCap, Air Lease and Fly Leasing) had an average total return of 21.6% for 2017 and a three year return of 26.1%. Each of our NEOs met or exceeded their individual performance goals for 2017.
_______________

(1) Aircraft on-lease days as a percent of total days in period weighted by net book value.
(2) A reconciliation between non-GAAP performance metrics and U.S. GAAP results is included as Appendix A to this proxy statement.

Based on these factors, and the corporate performance achievement of 100.2%, the Compensation Committee took the following actions:

Named Executive Officer	Incentive Compensation(1)	Rationale

Michael J. Inglese	$716,580 cash $716,583 restricted share grant $375,000 special restricted share grant
Mr. Inglese was appointed as our Acting Chief Executive Officer on January 6, 2017, and as our Chief Executive Officer on June 9, 2017. He was also our Chief Financial Officer until June 9, 2017. Mr. Inglese led the Company to execute on its business plan, improve the portfolio quality and close a record number of aircraft acquisitions, sales and placements, all during a year of leadership transition.

Aaron A. Dahlke	$424,640 cash $212,330 restricted share grant $100,000 special restricted share grant
Mr. Dahlke was appointed as our Chief Financial Officer on June 9, 2017, and led the Company’s accounting department. He played a key role during the leadership transition and supporting Mr. Inglese's dual role. Mr. Dahlke remained our Chief Accounting Officer ("CAO") until August 28, 2017, and he was critical in the transition of Mr. Maronilla into the CAO role.

Michael L. Kriedberg	$636,960 cash $636,963 restricted share grant $112,500 special restricted share grant
Mr. Kriedberg led the Company’s aircraft acquisitions, placements and sales efforts. In this regard, he played a key role in directing the Company’s considerable investment, sales and placement activity, including completing $1.6 billion in aircraft acquisitions in a highly competitive environment, selling 37 aircraft and placing aircraft on lease, particularly our near term wide-body lease expirations.

Christopher L. Beers	$540,800 cash $270,396 restricted share grant $150,000 special restricted share grant
Mr. Beers led the Company’s legal organization and was also responsible for the human resources function. His efforts were critical in managing Mr. Wainshal's medical leave, the transition in leadership and counseling the board. He was also instrumental in completing the Company’s transaction activity in 2017.

Roy Chandran	$424,640 cash $212,330 restricted share grant $100,000 special restricted share grant
Mr. Chandran led our capital markets activities and on June 9, 2017, he was promoted to EVP Corporate Finance and Strategy reporting to the Chief Executive Officer. In his new role, Mr. Chandran is responsible for evaluating strategic transactions and managing the investor relations and pricing functions. During 2017, the Company was put on positive watch by Standard & Poor's for a possible credit rating upgrade.

_______________

(1)	All restricted share awards were granted in early 2018 and grants vest in equal installments on January 1, 2019, 2020 and 2021, subject to the terms and conditions of the Incentive Plan.

Long-Term Incentive Plan
In 2016 we introduced a long-term equity incentive award program in the form of performance share units (“PSUs”) for NEOs and certain other senior executives. These PSUs are intended to drive superior performance and enhance management retention by rewarding executives for exceptional performance over a three year performance period using two measures of long term performance: adjusted return on equity relative to targets set by the Board each year; and total shareholder return relative to a broad benchmark of public companies.
We established the overall value of PSUs for each executive based on their position, market and compensation data, and advice from our independent compensation consultant. We believe the performance standards for earning the PSU awards are challenging.
The PSUs granted in 2017 vest at the end of a three year period, which runs from January 1, 2017, through December 31, 2019, although Messrs. Inglese, Dahlke and Chandran received supplemental PSU awards in June 2017 in connection with their appointment to new roles with a performance period which runs from April 1, 2017, through December 31, 2019. Half of the PSUs vest on achieving relative total stockholder return goals (the "TSR PSUs") while the other half vest on attaining annual Adjusted Return on Equity goals (the "AROE PSUs"). We believe this approach provides a balanced mix of incentives. Adjusted Return on Equity is an appropriate measurement of management’s effectiveness in deploying our shareholders’ capital and relative total shareholder return measures management’s ability to deliver superior long-term returns to our shareholders. The PSUs are denominated in share units (without dividend rights), each of which is equivalent to one share of common stock, and are subject to performance conditions and time-based vesting conditions.
TSR PSUs
The number of shares vesting from the TSR PSUs at the end of the three-year performance period will depend on our ranking within the S&P 400 MidCap Index as set forth in the table below. The TSR PSUs are designed to incentivize exceptional performance. To vest at target level, the Company’s TSR ranking will need to be at the 60th percentile, and no shares will vest if the Company’s TSR ranking is below the 40th percentile. Results between the points in the table will be interpolated on a linear basis.

Actual TSR Percentile Ranking	Applicable Percentage
80th or higher	200%
60th	100%
40th	50%
below 40th	—%
Total stockholder return ("TSR") is the change in price of a share of our common shares plus its accumulated dividends over the three year measurement period. Comparing the Company’s TSR to the returns of a broad market index over the same period provides an objective external measure of the Company's effectiveness in generating returns for shareholders. We believe the S&P Mid-Cap 400 Index, which is comprised of a broad range of companies with market capitalizations similar to the Company’s, is an appropriate benchmark for TSR performance. Our industry is highly specialized with few direct peers, only three of which are now publicly traded. It is not possible to develop a robust group of relevant peer companies against which to accurately benchmark performance.
AROE PSUs
The number of shares vesting from the AROE PSUs at the end of the three-year performance period will depend on the Company’s Adjusted Return on Equity as measured against the targets set in the annual business plan endorsed by the Board. Adjusted Return on Equity is calculated in the same manner as described in Appendix A of this Proxy. The score is calculated each year and then averaged over the three year performance period. No shares underlying AROE PSUs will vest if the Company’s Adjusted Return on Equity is more than 2% below plan. Results between the points in the table will be interpolated on a linear basis.

Actual AROE Performance	Applicable Percentage
Annual AROE Target plus 2%	200%
Annual AROE Target	100%
Annual AROE Target less 2%	50%
Below Annual AROE Target less 2%	—%
The chart below shows the PSU awards made to our NEOs during 2017, including the number of common shares underlying the awards at the time of grant:

	Target/Maximum Number of PSUs(1)	Target/Maximum Number of TSR PSUs	Target/Maximum Number of AROE PSUs
Michael J. Inglese	108,570/217,140	54,285/108,570	54,285/108,570
Aaron A. Dahlke	18,632/37,264	9,316/18,632	9,316/18,632
Christopher L. Beers	37,879/75,758	18,940/37,880	18,939/37,878
Roy Chandran	14,967/29,934	7,484/14,968	7,483/14,966
_______________

(1)
All awards were made in March 2017, except in connection with compensation actions taken in June 2017 for appointments to new roles: Mr. Inglese received a supplemental PSU award on June 9, 2017, with a target of 62,274 PSUs (maximum of 124,548 PSUs) with a performance period from April 1, 2017, to December 31, 2019, Mr. Dahlke received a supplemental PSU award on June 9, 2017, with a target of 9,962 PSUs (maximum of 19,924 PSUs) with a performance period from April 1, 2017, to December 31, 2019, and Mr. Chandran received a supplemental PSU award on June 9, 2017, with a target of 2,846 PSUs (maximum of 5,692 PSUs) with a performance period from April 1, 2017, to December 31, 2019.

The following table shows the performance of our current PSU awards as if the performance period ended on December 31, 2017. Actual performance will be determined at the end of the relevant performance period.

PSU Award	TSR Payout Tracking(1)	AROE Payout Tracking(2)
March 2016	50%	98%
March 2017	88%	70%
June 2017	—%	65%

(1)
Our TSR from the beginning of the performance period through December 31, 2017, relative to the S&P400 is as follows: March 2016 PSU TSR Awards were in the 40th percentile which would have resulted in a payout at threshold or 50% of the target award; March 2017 PSU TSR Awards were in the 53rdth percentile which would have resulted in a payout between threshold and target or 88% of the target award; and June 2017 PSU TSR Awards were in the 36th percentile which would have resulted in a payout below threshold or 0% of the target award.

(2)
Actual AROE for 2016 was 9.4% versus a target of 8.4% resulting in a payout for that component equal to 125% of target. Actual AROE for 2017 was 9.1% versus a target of 10.3% resulting in a payout for that component equal to 70% of target. The two year average for AROE performance is 98%. Actual AROE for April 1, 2017, to December 31, 2017, which only applies to the June 2017 PSU Awards was 6.7% versus a target of 8.1% resulting in a payout for that component equal to 65%% of target.

How We Make Decisions
Risk. The Compensation Committee reviews the risks and rewards associated with the Company’s compensation programs. We believe that our compensation programs encourage prudent business judgment and appropriate risk-taking, with the overall goal of building sustainable and profitable growth and enhancing shareholder value.
We believe none of our compensation programs create risks that are reasonably likely to have a material adverse impact on the Company. Base salary is a fixed amount that does not encourage risk taking. The incentive compensation program, which delivers the majority of total compensation for our NEOs, contains elements that mitigate risk without detracting from the incentive nature of the program, including:

•	the use of multiple corporate financial performance metrics, rather than relying on a single measure;

•	the use of ranges for these financial performance metrics, so that the earning of the awards is not an “all or nothing” proposition;

•	the use of performance-based and time-based equity awards vesting over a three-year period, increasing the focus on longer-term performance and shareholder value growth;

•	greater weighting on performance-based equity versus time-based equity; and

•	the adoption of robust share ownership guidelines and a recoupment policy.
Role of Executive Officers and Compensation Consultant. We set the corporate financial metrics at the beginning of the year based on the annual business plan endorsed by the Board. We set performance goals for the Chief Executive Officer, who in turn establishes individual performance goals for the other NEO. Regularly during the year, the senior management team presents to us the Company’s actual performance against the corporate performance metrics. We share these discussions with the full Board on a regular basis
In January, we begin developing our preliminary appraisal of our Chief Executive Officer’s performance against the Company’s corporate performance metrics and his individual goals. In February, after consulting with the Chairman of the Board, we make our final decision about the Chief Executive Officer’s incentive compensation. Other NEOs may assist in providing data but otherwise have no role in determining the Chief Executive Officer’s compensation. The Chief Executive Officer makes recommendations to us concerning other NEOs’ incentive compensation based on corporate performance and each other NEO’s individual performance.
We have access market data in evaluating the competitiveness of our overall compensation structure. We use such data to develop a general understanding of current compensation practices, but we do not rely solely on such data for making compensation decisions.
For 2017, we retained the firm of Meridian Compensation Partners, as an independent compensation consultant. Meridian advised us in connection with changes to executive compensation and the review of the design of our annual incentive plan and long-term incentive plan. The services provided by Meridian are under the direction and authority of the Compensation Committee. Meridian has no other direct or indirect business relationship with the Company or our senior management team. Total fees paid to Meridian for advice with respect to compensation matters totaled $116,523 in 2017. Representatives of Meridian attended select Compensation Committee meetings and provided objective third-party advice and compensation market perspective. We concluded that the advice we received from Meridian is objective and does not raise any conflicts of interest.
Share Ownership Guidelines
We believe common share ownership by management aligns the interests of management with those of the shareholders. Accordingly, we have adopted Ownership Guidelines providing for the following levels of share ownership applicable to our Chief Executive Officer, Chief Commercial Officer, Chief Financial Officer and General Counsel (based on the aggregate value of this share ownership as of the date of determination).

Position	Multiple of Base Salary
Chief Executive Officer	6x
Chief Financial Officer	2x
Chief Commercial Officer	2x
General Counsel	2x

The Ownership Guidelines provide for a phase-in period, according to which a relevant officer should satisfy the Ownership Guidelines, by the fifth anniversary of his or her initial appointment or promotion. As of March 22, 2018, each of the above officers complied with the Ownership Guidelines.
Tax Implications of Our Compensation
We consider the tax implications of our compensation programs, including the implications of Section 162(m) of the Internal Revenue Code, which for 2017 limits the deductibility of certain compensation to US$1,000,000 per year for our Chief Executive Officer and for each of the other three most highly compensated named executive officers (other than our Chief Financial Officer) who are employed at year-end. Performance-based compensation may be excluded from this limitation for 2017. In May of 2017, our shareholders approved the adoption of the Amended and Restated 2014 Omnibus Incentive Plan which, among other things, allows our annual incentive compensation awards to our named executive officers to be excluded from the limitations of Section 162(m) and therefore be deductible through December 31, 2017.
In order for our annual incentive compensation awards for 2017 to be considered “performance-based compensation” for purposes of Section 162(m) and therefore be fully deductible, the Compensation Committee approved an incentive compensation plan for 2017.  That plan limits the total amount of incentive compensation that could be awarded to our named executive officers in 2017 to 4% of Cash Flow from Operations before Working Capital, but not in excess of $20,000,000.  Our Chief Executive Officer was eligible to receive up to 40% of such amount and our other named executive officers were eligible to receive an aggregate amount up to 60%.  The Compensation Committee may grant awards in lesser amounts but not in excess of the plan limits.  In addition, any reduction in the amount of one named executive officer’s compensation would not result in an increase in any other named executive officer’s compensation.  As determined and certified by the Compensation Committee for 2017, the maximum amount payable to our named executive officers based on our performance was equal to the maximum of $20,000,000, allocated between our Chief Executive Officer and other named executive officers at $8,000,000 and $12,000,000, respectively. We granted incentive compensation awards for 2017 to our named executive officers in lesser amounts than the plan limits, based on the corporate financial metrics and individual performance goals described in greater detail above in the sections entitled “Pay for Performance” and “2017 Compensation.” The awards granted to our Chief Executive Officer and other named executive officers for 2017 were $3,756,765, only 18.8% of the maximum amount permitted under the plan.
The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modifies Section 162(m) of the Internal Revenue Code and, among other things, eliminates the performance-based exception to the $1 million deduction limit effective as of January 1, 2018. As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1 million will generally be nondeductible, whether or not it is performance-based. In addition, beginning in 2018, the executive officers subject to Section 162(m) (the “Covered Employees”) will include any individual who served as the CEO or Chief Financial Officer (“CFO”) at any time during the taxable year and the three other most highly compensated officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years.

The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017, and is not materially modified after that date. To the extent applicable to our existing contracts and awards, the Compensation Committee may avail itself of this transition rule. However, because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that our existing contracts and awards, even if in place on November 2, 2017, will meet the requirements of the transition rule. Moreover, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee does not limit its actions with respect to executive compensation to preserve deductibility under Section 162(m) if the Compensation Committee determines that doing so is in the best interests of the Company.
Last Year’s Say-on-Pay Vote
At our 2017 Annual Meeting, our shareholders had the opportunity to cast an advisory vote on the compensation of our NEOs in 2016. The Company's say-on-pay vote yielded a 99% approval. Notwithstanding this favorable vote, we continue to seek input from our shareholders to understand their views with respect to the Company's approach to compensation, and in particular in connection with the our efforts to tie compensation to performance.
Compensation Committee Interlocks and Insider Participation
During 2017, the Compensation Committee of the Board was composed of Messrs. Hacker, Merriman and Pollard and Ms. Mura. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Compensation Committee or entities whose executives serve on our Board or on the Compensation Committee that require disclosure under applicable SEC regulations.

Compensation Overview
The table below sets forth information regarding 2017, 2016 and 2015 compensation for each of our NEOs (other than Mr. Wainshal who was on medical leave for a substantial majority of 2017), presenting each cash bonus, equity award and performance share award for the service year with respect to which they were earned, even if the annual incentive awards (cash bonus and equity award) were actually granted in a different period. Note that the SEC-required Summary Compensation Table (shown on page 30 requires disclosure of equity-based grants in the year they were awarded, even if they were awarded in respect of a prior year's service. Therefore, if an incentive award was earned in respect of service in one fiscal year, but granted in the subsequent fiscal year, it would be included as compensation in the subsequent fiscal year in the Summary Compensation Table.
The presentation below reflects how we view year-over-year changes to the compensation for our NEOs. It is important to recognize that the way we present compensation for our NEOs in the table below is different from the SEC-required disclosure in the Summary Compensation Table and is not a substitute for the information in that table. Rather, it is intended to show how we review total compensation for our NEOs across different periods during our decision-making process.

				Stock Awards (US$)(1)
Name and Principal Position	Fiscal Year	Salary (US$)	Cash Bonus(US$)	Annual Equity Award	Long Term Incentive Plan		All Other Compensation (US$)(2)	Total (US$)

Michael J. Inglese	2017	673,077	716,580	1,591,574	2,475,000		87,388	5,543,619
Chief Executive Officer	2016	541,667	595,540	297,762	1,100,000		80,179	2,615,148
	2015	500,000	516,000	516,004	—		73,812	1,605,816

Aaron A. Dahlke	2017	362,901	424,640	312,330	425,956		19,871	1,545,698
Chief Financial Officer	2016	300,000	242,428	47,474	160,000		21,230	771,132
	2015	295,833	227,020	84,678	—		19,118	626,649

Michael L. Kriedberg	2017	562,500	636,960	849,457	1,499,993	(3)	155,787	3,704,697
Chief Commercial Officer	2016	486,667	535,986	267,976	990,000		149,952	2,430,581
	2015	500,000	516,000	516,004	—		161,026	1,693,030

Christopher L. Beers	2017	454,167	540,800	420,396	900,000		67,829	2,383,192
General Counsel	2016	400,000	395,222	197,621	730,000		71,898	1,794,741
	2015	400,000	365,730	365,726	—		55,224	1,186,680

Roy Chandran(4) EVP Corporate Finance and Strategy	2017	395,833	424,640	312,330	350,844		24,386	1,508,033
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(1)
The amounts reported in the “Annual Equity Awards” column of the table above for 2017, 2016 and 2015 reflect the aggregate fair value on the grant date of the stock awards granted to our named executive officers determined in accordance with FASB ASC Topic 718. The amounts reported in the "Long Term Incentive Plan" column of the table above for 2017 reflect the target value of the award. The fair value on the grant date of the award is reported on page 31.

(2)
The amounts reported in “All Other Compensation” column represent dividends paid on unvested shares, company contributions made during 2017 to each named executive officer’s 401(k) plan account, and certain insurance premiums paid by the Company.

(3)
In lieu of a 2017 award under our long-term incentive plan, Mr. Kriedberg was given a special performance share award in March of 2017 in the amount of $1,499,993 which vests in one year to ensure his retention during Mr. Wainshal's medical leave and any subsequent leadership transition.

(4)	On June 9, 2017, Mr. Chandran was promoted to EVP Corporate Finance and Strategy and became one of the Company's NEOs.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board is comprised of four Independent Directors and operates pursuant to a written charter, which is available at http://www.aircastle.com under “Investors—Governance Documents.”

The Compensation Committee is primarily responsible for reviewing, approving and overseeing the Company’s compensation plans and practices and works with management to establish the Company’s executive compensation philosophy and programs. The members of the Committee at the end of 2017 were Charles W. Pollard (Chair), Douglas A. Hacker, Ronald L. Merriman and Agnes Mura.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and discussion, has recommended to the Board that it be included in this proxy statement.

Respectfully submitted,
The Compensation Committee

Charles W. Pollard, Chair
Douglas A. Hacker
Ronald L. Merriman
Agnes Mura

Summary Compensation Table for 2017
The table below sets forth information regarding 2017, 2016 and 2015 compensation for each of our NEOs. It is important to recognize that the SEC-required disclosure in the Summary Compensation Table (below) is different than the way the Compensation Committee considers compensation for our NEOs during its decision-making process, which is set forth in the “Compensation Overview” table on page 27.

				Stock Awards (US$)(1)
Name and Principal Position	Fiscal Year	Salary (US$)	Non-Equity Incentive Plan Compensation (US$)	Annual Equity Award		Long Term Incentive Plan		All Other Compensation (US$)(2)	Total (US$)

Michael J. Inglese	2017	673,077	716,580	797,762	(3)	1,672,656		87,388	3,947,463
Chief Executive Officer	2016	541,667	595,540	516,004		874,074		80,179	2,607,464
	2015	500,000	516,000	814,793		—		73,812	1,904,605

Aaron A. Dahlke	2017	362,901	424,640	47,474	(3)	285,656		19,871	1,140,542
Chief Financial Officer	2016	300,000	242,428	84,678		127,145		21,230	775,481
	2015	295,833	227,020	90,604		—		19,118	632,575

Michael L. Kriedberg	2017	562,500	636,960	367,976	(3)	1,613,655	(4)	155,787	3,336,878
Chief Commercial Officer	2016	486,667	535,986	516,004		786,678		149,952	2,475,287
	2015	500,000	516,000	814,793		—		161,026	1,991,819

Christopher L. Beers	2017	454,167	540,800	197,621	(3)	680,332		67,829	1,940,749
General Counsel	2016	400,000	395,222	365,726		580,082		71,898	1,812,928
	2015	400,000	365,730	25,001		—		55,224	845,955

Roy Chandran(5) EVP Corporate Finance and Strategy	2017	395,833	424,640	74,426	(3)	256,941		24,386	1,176,226

Ron Wainshal	2017	397,500		723,827	(3)	708,585		133,500	1,963,412
Former Chief Executive Officer	2016	637,500	723,836	1,218,299		1,671,267		177,712	4,428,614
	2015	600,000	609,150	1,914,897		—		168,872	3,292,919
_______________

(1)
The amounts reported in the Annual Equity Award column for 2017, 2016 and 2015 reflect the aggregate fair value on the grant date of the restricted share awards granted to our NEOs determined in accordance with FASB ASC Topic 718. The amounts reported in the Long-Term Incentive Plan column for 2017 and 2016 reflect the aggregate fair value on the grant date of the AROE PSUs and the TSR PSUs granted to our NEOs determined in accordance with FASB ASC Topic 718 based on the probable achievement of the applicable AROE and TSR performance conditions as of the grant date. The aggregate fair value on the grant date that would have been included for the AROE PSUs and TSR PSUs, assuming that the highest level of the performance conditions would be achieved, is as follows: Mr. Inglese US$4,950,000; Mr. Dahlke US$851,912; Mr. Beers US$1,800,000; and Mr. Chandran US$701,688. For a summary of the assumptions made in the valuation of these awards, please see Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. See “Grants of Plan-Based Awards” below for additional information regarding restricted share awards and PSUs made to our NEOs in 2017 and 2016.

(2)
The amounts reported in this column consist of: (i) the following dividend payments made by the Company on unvested restricted common shares for each named executive officer in 2017: Mr. Inglese US$74,947; Mr. Dahlke US$7,628; Mr. Kriedberg US$143,210; Mr. Beers US$55,184; and Mr. Chandran US$11,963; and Mr. Wainshal US$121,757 (ii) Company contributions made during 2017 to each named executive officer’s 401(k) plan account and certain insurance premiums paid by the Company.

(3)
Represents restricted share awards granted in 2017 in respect of performance for fiscal year 2016. Stock awards in respect of performance for fiscal year 2017 were approved by the Compensation Committee and communicated to the named executive officers in February 2018. The aggregate grant date fair value of restricted share awards in respect of performance in fiscal year 2017, which vest over three years and were communicated in February 2018 are as follows: Mr. Inglese US$1,091,583; Mr. Dahlke US$312,330; Mr. Kriedberg US$749,463; Mr. Beers US$420,396; and Mr. Chandran US$312,330. In addition, Mr. Inglese and Mr. Kriedberg received grants in 2017 for performance during fiscal year 2017 of $499,991 and $99,994, respectively, which vest over three years.

(4)
In lieu of a 2017 award under our long-term incentive plan, Mr. Kriedberg was given a special performance share award in March of 2017 in the amount of $1,499,993 which vests in one year to ensure his retention during Mr. Wainshal's medical leave and any subsequent leadership transition.

(5)	On June 9, 2017, Mr. Chandran was promoted to EVP Corporate Finance and Strategy and became one of the Company's NEOs.

GRANTS OF PLAN-BASED AWARDS FOR 2017
The following table sets forth information regarding the cash portion of our incentive compensation program for 2017 and restricted share awards and PSUs made to our named executive officers under the Incentive Plan during the year ending December 31, 2017:

Name and Grant Type	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)				All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Per Share Fair Value (US$)(1)	Grant Date Fair Value of Stock Awards (US$)(1)
		Threshold (US$)	Target (US$)	Maximum (US$)	Threshold (#)	Target (#)	Maximum (#)

Michael J. Inglese				8,000,000
RSA	2/9/2017								35,726	22.33	797,762
PSU TSR	3/21/2017	—			11,574	23,148	46,296		—	26.70	618,052
PSU AROE	3/21/2017				—	16,496	11,547	(4)		20.55	237,291
PSU TSR	6/9/2017				15,569	31,137	62,274			21.84	680,032
PSU AROE	6/9/2017				—	10,379	6,746	(4)		20.35	137,281

Aaron A. Dahlke				—
RSA	2/9/2017								2,126	22.33	47,474
PSU TSR	3/21/2017	—			2,168	4,335	8,670		—	26.70	115,745
PSU AROE	3/21/2017				—	2,722	1,906	(4)		20.55	39,168
PSU TSR	6/9/2017				2,491	4,981	9,962			21.84	108,785
PSU AROE	6/9/2017				—	1,660	1,079	(4)		20.35	21,958

Michael L. Kriedberg				3,000,000
RSA	2/9/2017								16,479	22.33	367,976
RSU	3/21/2017								63,131	23.76	1,499,993
PSU TSR	3/21/2017	—			—	—	—		—	26.70	—
PSU AROE	3/21/2017				—	7,902	5,531	(4)		20.55	113,662

Christopher L. Beers				3,000,000
RSA	2/9/2017								8,850	22.33	197,621
PSU TSR	3/21/2017	—			9,470	18,940	37,880		—	26.70	505,698
PSU AROE	3/21/2017				—	12,140	8,498	(4)		20.55	174,634

Roy Chandran				3,000,000
RSA	2/9/2017								3,333	22.33	74,426
PSU TSR	3/21/2017	—			3,031	6,061	12,122		—	26.70	161,829
PSU AROE	3/21/2017				—	4,015	2,811	(4)		20.55	57,766
PSU TSR	6/9/2017				712	1,423	2,846			21.84	31,078
PSU AROE	6/9/2017				—	474	308	(4)		20.35	6,268

Ron Wainshal				—
RSA	2/9/2017								32,415	22.33	723,827
PSU AROE	6/30/2017				—	33,931	34,481	(4)		20.55	708,585
_______________

(1)
Represents restricted share awards granted in 2017 in respect of performance for fiscal year 2016. Stock awards in respect of performance for fiscal year 2017 were approved by the Compensation Committee and communicated to the named executive officers in February 2018. The aggregate grant date fair value of restricted share awards in respect of performance in fiscal year 2017, which vest over three years and were communicated in February 2018 are as follows: Mr. Inglese US$1,091,583; Mr. Dahlke US$312,330; Mr. Kriedberg US$749,463; Mr. Beers US$420,396; and Mr. Chandran US$312,330. In addition, Mr. Inglese and Mr. Kriedberg received grants in 2017 for performance during fiscal year 2017 of $499,991 and $99,994, respectively, which vest over three years. Mr. Kriedberg also received an additional grant in 2017 for performance during fiscal year 2017 of $1,499,993, which vests within one year.

(2)
The maximum represents the highest possible amount of cash incentive compensation that could be paid to our named executive officers under our incentive compensation program described above in the section entitled "Tax Implications of Our Compensation." The maximum amount could then be allocated as follows: up to 40% to our CEO and up to 60% among the other named executive officers. Under this program, the Compensation Committee is free to grant awards up to the maximum amount, or grant no awards at all even if performance metrics are achieved. Thus, there is no minimum amount payable. The actual amount of cash incentive compensation paid to our named executive officers with respect to performance in 2017 is reported in the "Non-Equity Incentive Compensation Plan" column of the Summary Compensation Table for 2017" and described in greater detail above in the section entitled "2017 Compensation.”

(3)
Represents PSUs granted in 2017 which were designed to align management with shareholders by rewarding exceptional performance over a three year period while enhancing retention for executives and certain senior professionals. All PSUs granted during 2017 vest and their performance period ends on December 31, 2019. The amounts reflect the aggregate fair value on the grant date of the PSUs granted to our named executive officers determined in accordance with FASB ASC Topic 718. For a summary of the assumptions made in the valuation of these awards, please see Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

(4)
The maximum AROE PSUs represent 70% of target based on actual performance against the March 2017 AROE target and 65% of target based on actual performance against the June 2017 AROE target. The remaining 85,800 of target AROE PSUs will be considered granted upon the Compensation Committee’s setting the target AROE for the respective period.

Employment Agreements with Named Executive Officers
Through our subsidiary, Aircastle Advisor LLC, we have entered into an employment agreement with each of our named executive officers. These employment agreements or letters generally provide for payment of an annual base salary and the executives’ eligibility to receive an annual cash bonus with indicated target annual cash bonus and equity incentive award levels.
Each employment agreement provides that the named executive officer is employed “at-will” and may be terminated at any time and for whatever reason by either us or him. A summary of the payments and benefits to be provided to the named executive officers upon a termination of employment, along with a description of the restrictive covenants applicable to each executive, is set forth below in the section entitled “Potential Payments upon Termination or Change in Control.”
Restricted Share and PSU Provisions under the Incentive Plan
Rights of Participants. Participants with restricted shares generally have all of the rights of shareholders, including the right to vote the shares and the right to receive dividends at the same rate paid to other holders of common shares. Participants with PSUs have none of the rights of shareholders until the PSUs are settled in common shares. Subject to the provisions of the Incentive Plan and applicable award agreement, the Incentive Plan administrator has sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances, including, but not limited to, the attainment of certain performance goals or a participant’s termination of employment or service.
Adjustments. In the event of a merger, amalgamation, consolidation, reorganization, recapitalization, bonus issue, share dividend or other change in corporate structure affecting the common shares, the Incentive Plan administrator may, subject to certain limitations, make an equitable substitution or proportionate adjustment in, among other things, the kind, number and purchase price of common shares subject to outstanding awards of restricted shares or other share-based awards (including PSUs) granted under the Incentive Plan. In addition, the Incentive Plan administrator, in its discretion, may terminate all awards with the payment of cash or in-kind consideration.
Repurchase of Shares for Withholding Taxes upon Vesting. The Incentive Plan gives the Incentive Plan administrator the authority to permit a participant to satisfy any federal, state or local withholding taxes due upon vesting of restricted shares by electing to have the Company repurchase a sufficient number of common shares, at Fair Market Value (as defined in the Incentive Plan) on the day of vesting. During 2017, our named executive officers and seven Directors, Ms. Mura and Messrs. Allen, Bisignani, Cave, Hacker, Merriman and Pollard, made such an election of a sufficient number of shares, and the Incentive Plan administrator approved such elections.
Restricted Share Agreements. The restricted share agreements with each of our named executive officers provide that if his employment with the Company is terminated by the Company without ”cause” (as defined in his employment agreement or award agreement) or, if applicable, by the executive with ”good reason” (as defined in his employment agreement or award agreement), then the shares, if any, that are not vested as of the date of such termination will be paid out subject to the executive’s execution of a separation agreement which includes a general release of claims. Upon a participant’s death or disability, the vesting of that participant’s unvested restricted shares will accelerate.
Performance Share Unit Agreements. The PSU agreements with each of our named executive officers provide that if his employment with the Company is terminated by the Company without ”cause” (as defined in the Incentive Plan) or, if applicable, by the executive with ”good reason” (as defined in the Incentive Plan), then the Performance Period shall end as of the last day of the Company's last fiscal quarter and a number of PSUs shall immediately vest on the date based on achievement of Performance Goals. In the event that a Change of Control occurs prior to the vesting date, then the Performance Period shall end as of the date of the Change in Control and the Performance Goals shall be deemed to be satisfied as of the date of such Change in Control at the greater of (x) the level of achievement resulting in vesting percentages of 75% of the Target PSUs and (y) the actual level of achievement as of the date of such Change in Control. The resulting number of PSUs shall vest on the original vesting date based solely on the continued employment if the successor entity assumes the awards, provided that if the executive's employment is terminated by the Company without cause or by the executive for good reason, or the executive's employment terminates due to his health or death or disability, in each case prior to the vesting date, the resulting PSUs will vest immediately on the date of such termination of employment. If the successor entity does not assume the awards, then the resulting number of PSUs vest immediately. In the event that employment with the Company or a Subsidiary or Affiliate is terminated as a result of the death or Disability of the Participant (other than following a Change in Control), then the Performance Period shall end as of the last day of the Company's last fiscal quarter ending prior to the date of such termination of employment, and the greater of (x) the Target PSUs and (y) the number of PSUs that would have vested based on achievement of the Performance Goals as of the last day of the Performance Period shall immediately vest.
We also have a PSU agreement that may be used with our named executive officers which provides that if such executive's employment with the Company is terminated by the Company without ”cause” (as defined in his employment agreement or award agreement) or, if applicable, by the executive with ”good reason” (as defined in his employment agreement or award agreement), then the shares, if any, that are not vested as of the date of such termination will be paid out subject to the executive’s execution of a separation agreement which includes a general release of claims. Upon a participant’s death or disability, the vesting of that participant’s unvested restricted shares will accelerate.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR 2017
The following table summarizes the unvested portion of the restricted share awards and PSUs of our named executive officers under the Incentive Plan, as of December 31, 2017:

	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested (US$) (1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights that have Not Vested (#) (8)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested (US$) (1)
Michael J. Inglese	70,705	(2)	1,653,790	107,501	2,514,448
Aaron A. Dahlke	7,196	(3)	168,314	17,530	410,027
Michael L. Kriedberg	150,589	(4)	3,522,277	31,609	739,335
Christopher L. Beers	52,060	(5)	1,217,683	48,561	1,135,842
Roy Chandran	11,286	(6)	263,980	17,960	420,084
Ron Wainshal	—	(7)	—	—	—
_______________

(1)
Valued at a common share price of US$23.39, the reported closing price for our common shares on the NYSE on December 29, 2017, the last trading day of 2017. PSUs were valued assuming achievement of the applicable performance metrics as described below in footnote 7.

(2)	These 70,705 restricted shares vest in increments of 35,726, 23,070 and 11,909 each January 1, commencing January 1, 2018.

(3)	These 7,196 restricted shares vest in increments of 3,947, 2,540 and 709 each January 1, commencing January 1, 2018.

(4)	These 150,589 restricted shares vest in increments of 65,311, 63,131, 16,654 and 5,493 each January 1, commencing January 1, 2018.

(5)
In connection with his appointment as our General Counsel in November 2014, Mr. Beers received a grant of 45,000 restricted common shares, vesting in one-fifth increments each January 1, commencing January 1, 2016. His total of 52,060 restricted shares vest in increments of 20,249, 19,861 and 11,950 each January 1, commencing January 1, 2018.

(6)	These 11,286 restricted shares vest in increments of 6,221, 3,954 and 1,111 each January 1, commencing January 1, 2018.

(7)
Ron Wainshal, our former Chief Executive Officer, was Chief Executive Officer until January 6, 2017, when he began a medical leave of absence. His employment with the Company ended on December 31, 2017.

(8)
Represents the TSR PSUs at target and the AROE PSUs at maximum for AROE PSUs deemed granted in 2017 and 2016 determined in accordance with FASB ASC Topic 718. See “Grants of Plan-Based Awards for 2017” above for additional information regarding PSUs granted to our named executive officers in 2017. The remaining 85,800 of target AROE PSUs will be considered granted upon the Compensation Committee’s setting the target AROE for the respective period. For a summary of the assumptions made in the valuation of these awards, please see Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. All performance share unit awards granted during 2016 vest and their performance period ends on December 31, 2018, and all performance share unit awards granted during 2017 vest and their performance period ends on December 31, 2019.

STOCK VESTED FOR 2017
The following table summarizes restricted share awards and performance share units of our named executive officers that vested during the year ending December 31, 2017:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (US$)(1)
Michael J. Inglese	34,068	710,318
Aaron A. Dahlke	4,522	94,284
Michael L. Kriedberg	69,265	1,444,175
Christopher L. Beers	17,299	360,684
Roy Chandran	7,404	154,373
Ron Wainshal	309,800	6,816,772
_______________

(1)
The aggregate dollar value realized is calculated based on the US$20.85 per share price of our common shares on December 29, 2016, the last business day preceding the vesting date, which was January 1, 2017, for Messrs. Inglese, Dahlke, Kriedberg, Beers and Chandran. Mr. Wainshal's award was calculated based on the US$20.85 per share price of our common shares on December 29, 2016, for $1,801,419, which vested on January 1, 2017, and the US$22.45 per share price of our common shares on August 10, 2017, for $5,015,352, which vested on August 11, 2017.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table and summary set forth potential amounts payable to our named executive officers upon termination of employment or a change in control, as described below. The table below reflects amounts payable to our named executive officers assuming termination of employment on December 31, 2017, with equity-based amounts valued US$23.39 per common share, the reported closing price for our common shares on the NYSE on December 29, 2017:

Circumstances of Termination
Name/Benefit	Voluntary resignation by executive (US$)	Termination by us for cause (US$)	Termination by us without cause (US$)	Termination by us without cause or by executive for good reason following change in control (US$)(1)	Termination by executive for good reason (US$)	Normal retirement (US$)	Death or Disability (US$)

Michael J. Inglese
Cash Severance	—	—	1,350,000	2,700,000	1,350,000	—	—
Pro-rata Bonus	—	—	675,000	675,000	675,000	—	675,000
COBRA Reimbursement	—	—	41,364	41,364	41,364	—	—
Vacation	72,692	72,692	72,692	72,692	72,692	72,692	72,692
Market Value of Accelerated Vesting of Restricted Shares	—	—	1,653,790	1,653,790	1,653,790	—	1,653,790
Market Value of Accelerated Vesting of Performance Share Units	—	—	1,556,107	2,872,078	1,556,107	—	3,771,684

Aaron A. Dahlke
Cash Severance	—	—	800,000	1,600,000	800,000	—	—
Pro-rata Bonus	—	—	400,000	400,000	400,000	—	400,000
COBRA Reimbursement	—	—	41,364	41,364	41,364	—	—
Vacation	43,077	43,077	43,077	43,077	43,077	43,077	43,077
Market Value of Accelerated Vesting of Restricted Shares.	—	—	168,314	168,314	168,314	—	168,314
Market Value of Accelerated Vesting of Performance Share Units	—	—	264,031	469,392	264,031	—	615,040

Michael L. Kriedberg
Cash Severance	—	—	1,200,000	2,400,000	1,200,000	—	—
Pro-rata Bonus	—	—	600,000	600,000	600,000	—	600,000
COBRA Reimbursement	—	—	41,364	41,364	41,364	—	—
Vacation	64,615	64,615	64,615	64,615	64,615	64,615	64,615
Market Value of Accelerated Vesting of Restricted Shares.	—	—	3,522,277	3,522,277	3,522,277	—	3,522,277
Market Value of Accelerated Vesting of Performance Share Units	—	—	589,163	831,760	589,163	—	1,109,013

Christopher L. Beers
Cash Severance	—	—	1,000,000	2,000,000	1,000,000	—	—
Pro-rata Bonus	—	—	500,000	500,000	500,000	—	500,000
COBRA Reimbursement	—	—	41,364	41,364	41,364	—	—
Vacation	53,846	53,846	53,846	53,846	53,846	53,846	53,846
Market Value of Accelerated Vesting of Restricted Shares.	—	—	1,217,683	1,217,683	1,217,683	—	1,217,683
Market Value of Accelerated Vesting of Performance Share Units	—	—	1,172,021	1,313,255	1,172,021	—	1,703,751

Roy Chandran
Cash Severance	—	—	800,000	1,600,000	800,000	—	—
Pro-rata Bonus	—	—	400,000	400,000	400,000	—	400,000
COBRA Reimbursement	—	—	41,364	41,364	41,364	—	—
Vacation	43,077	43,077	43,077	43,077	43,077	43,077	43,077
Market Value of Accelerated Vesting of Restricted Shares.	—	—	263,980	263,980	263,980	—	263,980
Market Value of Accelerated Vesting of Performance Share Units	—	—	384,785	483,937	384,785	—	630,127
_______________

(1)
As described below, the total amount of payments for each named executive officer may be subject to reduction to the extent necessary to avoid an excise tax under Section 4999 of the Internal Revenue Code.

Under the terms of a separation agreement dated June 30, 2017, with Ron Wainshal, our former Chief Executive Officer, as of July 1, 2017, Mr. Wainshal was on indefinite medical leave, during which time he received a reduced base salary of $10,000 per month, and his employment terminated on December 31, 2017. In connection with his termination of employment, Mr. Wainshal received the severance payments and benefits provided for in his employment agreement and equity award agreements upon a termination of his employment by the Company without cause, provided that in recognition of his past service to the Company, Mr. Wainshal will receive reimbursement of his COBRA premiums for up to 36 months and the immediate lapse of the restrictions on his outstanding time-based restricted shares in the amount of 114,865 Common Shares .
As described above in the section entitled “Employment Agreements with Named Executive Officers,” we, through our subsidiary, Aircastle Advisor LLC, have entered into employment letters with our named executive officers which set forth certain terms and conditions of their employment relating to termination and termination payments.
Under the employment agreements for our named executive officers:

•
if the employment of such named executive officer is terminated without “cause” or with “good reason” (as defined in such employment agreement), and if he signs a general release of claims and complies with the covenants described below, then he will be entitled to receive: (i) an amount equal to the sum of the base salary and target annual cash bonus for the year of termination, payable over a one-year period (two times such amount and payable in a lump sum if the termination occurs within 120 days prior to or within two years following a “change in control” as defined in such employment agreement); (ii) a pro-rata annual bonus for the year of termination; (iii) reimbursement of COBRA premiums for up to twelve months; and (iv) continued vesting of all outstanding restricted share awards pursuant to their original vesting schedule (immediate vesting and payment of all outstanding equity awards in the event of a termination occurring in connection with a “change in control”);

•
if any amounts to be paid to such named executive officer would constitute “excess parachute payments” subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the amount will be reduced to the extent necessary to avoid the excise tax; however, in the case of Mr. Wainshal and, in certain cases Mr. Kriedberg, only if such reduction results in a higher after-tax payment to him; and

•
such named executive officer covenants not to compete with Aircastle for six months following termination of his employment for any reason and will not solicit the employees of Aircastle or the clients or customers of Aircastle for competing business, in each case, for a period of twelve months following termination.

Equity Compensation Plan Information
The table below sets forth certain information as of December 31, 2017, the last day of the fiscal year, for (i) all equity compensation plans previously approved by our shareholders and (ii) all equity compensation plans not previously approved by our shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	768,868	(1)	$—	3,240,538
Equity compensation plans not approved by security holders	—		—	—
Total				3,240,538

(1)
Represents 768,868 common shares subject to outstanding PSU awards (assuming payout at maximum, noting that the maximum payout for the 2016 AROE PSU performance was established at 125% of target and the 2017 AROE PSU was established at 70% of target for the March 21, 2017, grants and 65% of target for the June 9, 2017.

In March 2017, the Board of Directors adopted the Aircastle Limited Amended and Restated 2014 Omnibus Incentive Plan which was approved by shareholders at the Company’s 2017 Annual General Meeting of Shareholders on May 19, 2017 and replaced the prior plans for awards granted after the effective date.

The maximum number of common shares reserved for issuance under the Amended and Restated 2014 Omnibus Incentive Plan is 5,171,748 common shares. Restricted common shares outstanding under the prior plans in the amount of 518,427 common shares will continue to vest subject to the terms and conditions of the prior plans and the applicable awards agreements.
During 2017, we granted annual equity awards under the Incentive Plan covering 315,588 common shares and PSU awards with a maximum payout of 768,868 common shares.
CEO Pay Ratio for 2017
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we determined that the 2017 total compensation of Michael J. Inglese, our Chief Executive Officer of $3,947,463, as shown in the Summary Compensation Table above (the “CEO Compensation”), was approximately 19.3 times the total compensation of our median employee in 2017 calculated in the same manner of $204,168.
We identified the median employee using the annual base salary and expected bonus, as of December 31, 2017, plus any long term incentive stock awards granted in 2017 for all individuals, excluding our Chief Executive Officer, who were employed by us on December 31, 2017, the last day of our payroll year (whether employed on a full-time, part-time, seasonal or temporary basis). After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO Compensation.

AUDIT COMMITTEE REPORT
The Audit Committee reviewed our audited 2017 financial statements and discussed them with Aircastle’s management addressing, among other things, the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and estimates, and the clarity and completeness of disclosures. Our independent registered public accounting firm, Ernst & Young LLP, or EY, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and for issuing a report on its audit of the financial statements. The Audit Committee monitors and reviews the audit. The Audit Committee also reviewed and discussed with EY the audited financial statements and the matters required by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the PCAOB and other matters the Committee deemed appropriate.
The Audit Committee has received the written disclosures and the letter from EY required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, as modified or supplemented, and has discussed with EY its independence. The Audit Committee also considered whether the independent auditors’ provision of other, non-audit related services, and the fees associated with such non-audit related services, to Aircastle is compatible with maintaining such auditors’ independence.
The Audit Committee has oversight responsibilities for reviewing the services performed by EY and retains sole authority to select, evaluate and replace the outside auditors. In fulfilling its oversight responsibilities, the committee discusses EY’s overall scope and execution of the annual audit, as well as other matters required to be discussed by PCAOB auditing standards. The Audit Committee is responsible for approval of the proposed audit fees and annually evaluates the reputation, qualifications, performance and independence of EY and its lead audit partner. Further, in conjunction with the mandated rotation of the independent auditor’s lead audit partner, the Audit Committee is directly involved in the selection of a new lead audit partner. The current lead audit partner was appointed in 2014.
Furthermore, the Audit Committee believes that the continued retention of EY to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. In making such determination, the Audit Committee considers, among other things, an evaluation of EY’s performance as well as the impact of changing auditors.
Based on its discussions with management and EY, and its review of the representations and information provided by management and EY, the Audit Committee recommended to the Board that the audited financial statements be included in Aircastle’s Annual Report on Form 10-K for the year ended December 31, 2017. In addition, the Audit Committee has also recommended, subject to shareholder approval, the appointment of EY as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018.

Respectfully submitted,
The Audit Committee

Ronald L. Merriman, Chair
Ronald W. Allen
Michael J. Cave
Douglas A. Hacker

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of material provisions of certain transactions we have entered into with our executive officers, Directors or 5% or greater shareholders. We believe the terms and conditions set forth in such agreements are reasonable and customary for transactions of this type.
Marubeni Corporation Shareholder Agreement Amendment
On February 18, 2015, the Company, Marubeni and a subsidiary of Marubeni entered into an amendment and restatement of the Shareholder Agreement, which (1) modified the terms of the Shareholder Agreement to immediately permit acquisitions by Marubeni and its affiliates of voting securities of the Company in the secondary market pursuant to a Rule 10b5-1 plan that would result in Marubeni and its affiliates collectively holding more than 21.0%, but no more than 27.5% of the voting power of the Company and (2) extended the term of the standstill provision of the Shareholder Agreement by eighteen months to January 2025. On September 23, 2016, the Company, Marubeni and a subsidiary of Marubeni entered into an amendment increasing the Change of Control threshold from 30% to 35%.
Joint Venture with Ontario Teachers’ Pension Plan
The Company and an affiliate of Ontario Teachers' Pension Plan ("Teachers'") formed a joint venture (the "JV"), in which we have a 30% equity interest, to invest in leased aircraft. Teachers' holds more than 10.0% of our outstanding common shares. The assets and liabilities of this joint venture are off our balance sheet and we record our net investment under the equity method of accounting. As of December 31, 2016, the joint venture's total assets were approximately US$560 million.
Policies and Procedures for Review, Approval or Ratification of Transactions with Related Persons
Our Board has adopted a Policy and Procedures with Respect to Related Person Transactions, our Related Person Policy. Pursuant to the terms of the Related Person Policy, the Audit Committee must review and approve in advance any related person transaction, other than those that are pre-approved pursuant to pre-approval guidelines or rules that may be established by the Audit Committee to cover specific categories of transactions, including the guidelines described below. All Related Persons, as defined below, are required to report to our legal department any such related person transaction prior to its completion, and the legal department will determine whether it should be submitted to the Audit Committee for consideration.
Our Related Person Policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries was, is or will be a participant, in which the amount involved exceeds US$120,000, and in which any Related Person had, has or will have a direct or indirect material interest.
A Related Person is any person who is, or at any time since the beginning of the Company’s last fiscal year was, a Director or executive officer of the Company or a nominee to become a Director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such Director, executive officer, nominee or more than 5% beneficial owner.

Proposal No. 1
ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

The first proposal is to elect four Class III Directors to serve until the 2021 annual general meeting of Aircastle or until their office shall otherwise be vacated pursuant to our Bye-laws.
The Nominating and Corporate Governance Committee works with the Board to determine the appropriate and necessary characteristics, skills and experience of the Board, both as a whole and with respect to its individual members. While the committee does not specifically set any minimum skills that a candidate must have prior to consideration, the committee thoroughly examines a candidate’s understanding of marketing, finance and other elements relevant to the success of a publicly traded company in our business and his or her educational and professional background. In determining whether to recommend a Director for re-election, the Nominating and Corporate Governance Committee also considers the Director’s participation in and contributions to the activities of the Board. The Nominating and Corporate Governance Committee recommended to the Board, and the Board unanimously approved, the nomination of the following as Class III Directors:

Name	Age	Position
Giovanni Bisignani	71	Class III Director
Takayuki Sakakida	47	Class III Director
Gentaro Toya	58	Class III Director
Peter V. Ueberroth	80	Class III Director

Biographical information regarding these nominees, including a description of the particular experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and Board to conclude that each nominee should serve on the Board, is described above on pages 4-6. The participation of these nominees in committee work is described in “Corporate Governance—Committees of the Board,” above, and their ownership of common shares is described in “Corporate Governance—Security Ownership of Certain Beneficial Owners and Management,” also above.
Our Board currently consists of 12 Directors, the maximum permitted under the Bye-laws, and is divided into three classes of Directors. The current terms of the Class I, Class II and Class III Directors will expire in 2019, 2020 and 2018, respectively. The Board unanimously proposes as nominees for election at the Annual Meeting the four existing Class III Directors, Messrs. Bisignani, Sakakida, Toya and Ueberroth. If elected at the Annual Meeting, the Class III Directors will hold office from election until the 2021 annual general meeting of Aircastle or until their office shall otherwise be vacated pursuant to our Bye-laws. If any of the nominees becomes unavailable or unwilling to serve, an event that the Board does not presently expect, we will vote the shares represented by proxies for the election of Directors for the election of such other person(s) as the Board may recommend.
The Board recommends that you vote FOR the above-named nominees to serve as our Directors until the 2021 annual general meeting of Aircastle or until their office shall otherwise be vacated pursuant to our Bye-laws. Unless otherwise instructed, we will vote all proxies we receive FOR Messrs. Bisignani, Sakakida, Toya and Ueberroth.

Proposal No. 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (WHICH CONSTITUTES THE AUDITOR FOR PURPOSES OF BERMUDA LAW) AND THE AUTHORIZATION OF THE DIRECTORS OF AIRCASTLE LIMITED, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES.
(Item 2 on Proxy Card)

The Audit Committee Charter, as well as Section 301 of the Sarbanes-Oxley Act, Rule 10A-3(b)(2) under the Exchange Act and the related NYSE listing standards, require that the audit committee shall be directly responsible for the appointment and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the listed issuer. In accordance with these requirements, the Audit Committee and the Board recommend that the shareholders appoint the firm of Ernst & Young LLP or "EY", to be the Company’s independent registered public accounting firm (which constitutes the auditor for the purpose of Bermuda law) for fiscal year 2018 and to authorize the Directors of the Company, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees. EY was also the Company’s independent registered public accounting firm for 2017. Before selecting EY, the Audit Committee carefully considered EY’s reputation and qualifications as the registered public accounting firm for Aircastle. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The committee has expressed its satisfaction with EY in all of these respects. The committee’s review included inquiry concerning any litigation involving EY and any proceedings by the SEC against the firm.
The Audit Committee also oversees the work of EY, and EY reports directly to the Audit Committee. The Audit Committee also oversees the negotiation of, and reviews and approves EY’s annual engagement letter, including the proposed fees, and determines or sets the policy regarding all audit, and all permitted non-audit, engagements and relationships between Aircastle and EY. The Audit Committee also reviews and discusses with EY their annual audit plan, including the timing and scope of audit activities, and monitors the progress and results of the plan during the year. In addition, the Audit Committee, along with the Company’s management and internal auditors conducts an ongoing review of EY’s pricing and work quality as part of the Audit Committee’s consideration of whether to reappoint the firm as registered public accounting firm. As part of this review, the Audit Committee considers: (i) the continued independence and objectivity of EY, (ii) evaluations of EY by the Company’s management and internal auditors, (iii) EY’s effectiveness of communications and working relationships with the Audit Committee and the Company’s management and internal auditors, and the quality and candor of such communications, (iv) the appropriateness of EY’s fees for audit and non-audit services, (v) external data on audit quality and performance, including recent PCAOB reports on EY and its peers and (vi) their reputation and qualifications.
Representatives of EY will be present and available to answer questions at the Annual Meeting and are free to make statements during the Annual Meeting.
Audit Fees, Audit Related Fees, Tax Fees and All Other Fees.
In connection with the audit of the 2017 financial statements, the Company entered into an engagement letter with EY which set forth the terms by which EY has performed audit services for the Company. The following summarizes the fees paid by us to EY for professional services rendered in 2017 and 2016:

	2017 (US$)	2016 (US$)
Audit Fees (1)	2,199,440	2,037,000
Audit-Related Fees(2)	—	—
Tax Fees (3)	604,296	549,000
All Other Fees	3,300	3,000

_______________

(1)
Represents fees for the audit of the Company’s consolidated financial statements and internal control over financial reporting, the reviews of interim financial statements included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, certain Current Reports on Form 8-K, audits of IBJ Air joint venture, consultations concerning financial accounting and reporting standards, statutory audits and services rendered relating to the Company’s registration statements.

(2)	Represents fees related primarily to account for potential acquisitions.

(3)	Represents fees related primarily to assistance with tax compliance matters, including international, federal and state tax return preparation, and consultations regarding tax matters.
Audit Committee Pre-Approval Policies and Procedures.
The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee or one of its members of all services performed by the Company’s independent registered public accounting firm and related fee arrangements. In the early part of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated, and the related fees, to be rendered by these firms during the year. In addition, pre-approval by the Audit Committee or one of its members is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee pursuant to the Sarbanes-Oxley Act. In accordance with this policy, the Audit Committee pre-approved all services to be performed by the Company’s independent registered accounting firm.
The Board recommends that you vote FOR the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018 and the authorization of the Directors of Aircastle Limited, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees.

Proposal Nos. 3(a) - (c)
APPROVAL OF AMENDED BYE-LAWS OF AIRCASTLE LIMITED
(Items 3(a), (b), and (c) on Proxy Card)
Overview

Proposals 3(a)-(c) relate to certain amendments to the Bye-laws of Aircastle Limited (as amended, our “Amended Bye-laws”). As part of its periodic review of our governance mechanisms, our Nominating and Corporate Governance Committee and our Board have determined that certain provisions in our Bye-laws should be modified to (i) adopt a majority voting standard in elections of directors in order to provide shareholders a greater impact on such elections, (ii) amend the advance notice provisions relating to shareholder proposals and director nominations to provide the Board and shareholders with additional information to evaluate such proposals and nominations, and (iii) make certain additional modifications to eliminate provisions related to Fortress Investment Fund III LP and its affiliates (“Fortress”) and to update certain provisions to reflect changes in Bermuda law and make other clarifying amendments. Our Nominating and Corporate Governance Committee and Board are committed to ensuring effective, up-to-date corporate governance policies and practices and believe that these amendments are in the best interests of the Company’s shareholders.
Each of the proposed amendments discussed below is being voted on separately by the shareholders of the Company. If the shareholders approve some, but not all, of the proposals discussed below, the Bye-laws will only be amended to reflect the amendments approved by the shareholders.
Our Nominating and Corporate Governance Committee and Board have considered all of the amendments discussed below, and the Board, upon the recommendation of the Nominating and Corporate Governance Committee, has approved the proposed Amended Bye-laws, which incorporate all of these changes. Each of Proposals 3(a)-(c) should be read in conjunction with, and are qualified in their entirety by reference to, the full text of the proposed Amended Bye-laws, which is attached to this proxy statement as Appendix B. Appendix B is marked to show all changes described in each of the proposals described below, with additions of text indicated by underlining and deletions of text indicated by strike-outs.

Proposal No. 3(a) - AMENDMENT TO ADOPT MAJORITY VOTING STANDARD IN DIRECTOR ELECTIONS

(Item 3(a) on Proxy Card)

Our Nominating and Corporate Governance Committee and Board believe that it is in the best interests of the Company and our shareholders to amend our Bye-laws to adopt a majority voting standard, rather than the current plurality voting standard, for director elections. Upon consultation with our outside counsel, the Nominating and Corporate Governance Committee recommended to the Board, and the Board approved and recommends for shareholder approval, this Proposal No. 3(a), which would implement a majority voting standard for all director elections.
Pursuant to our current Bye-laws, director nominees are elected by a plurality of the votes cast at a shareholder meeting. Under a plurality voting standard, director nominees who receive the greatest number of votes cast in their favor are elected to the Board, regardless of whether a director nominee receives a majority of the actual votes cast. If this Proposal No. 3(a) is approved, our Amended Bye-laws would instead implement a majority voting standard for director elections. Under a majority voting standard, a director nominee is only elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Abstentions would not be considered votes “for” or “against” the candidate.
Recognizing that majority voting in director elections is becoming a corporate governance best practice, the Board has reviewed and considered the advantages and disadvantages of adopting a majority voting standard for director elections. The Board believes that a majority voting standard is consistent with good corporate governance and would provide our shareholders the ability to have a greater impact on Board elections. This change in standard would give effect to shareholder votes “against” a director nominee and require a majority of shareholder votes for a candidate to become or remain a director on the Board. The adoption of this standard is intended to reinforce the accountability of the Board to our shareholders. If this Proposal No. 3(a) is adopted, the majority voting standard would apply to all future elections of directors.
The proposed amendments in this Proposal No. 3(a) would amend Bye-laws 29.1 and 36.3 of the current Bye-laws, as set forth in Appendix B.
The Board recommends that you vote FOR the approval of the amendment to the Bye-laws to adopt the majority voting standard in director elections.

Proposal No. 3(b) - AMENDMENT TO ADVANCE NOTICE PROCEDURES FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

(Item 3(b) on Proxy Card)

Our Nominating and Corporate Governance Committee and Board believe that it is in the best interests of the Company and our shareholders to amend our Bye-laws to require shareholders to provide additional information about shareholder proposals and nominations in advance of shareholder meetings. Upon consultation with our outside counsel, the Nominating and Corporate Governance Committee recommended to the Board, and the Board approved, and recommends for shareholder approval, this Proposal No. 3(b), which would implement additional disclosure obligations for shareholders who wish to present shareholder proposals or director nominations at meetings of our shareholders.
Pursuant to our current Bye-laws, in order to bring a shareholder proposal before a shareholder meeting, a proposing shareholder must deliver a written notice to the Company in accordance with certain content and timing requirements set forth in our Bye-laws. The written notice content requirements currently include (i) a brief description of the proposal and reason for such a proposal, (ii) the proposing shareholder’s name and address, (iii) the number of shares which are registered in the name of such proposing shareholder, (iv) a description of any arrangements with other persons regarding the proposal and any material interest of such proposing shareholder in the proposal and (v) a representation that such proposing shareholder intends to appear in person or by proxy at the shareholder meeting. If this Proposal No. 3(b) is approved, certain additional information will need to be provided regarding shareholder proposals, including (i) the text of the shareholder proposal to be acted upon, (ii) whether the proposing shareholder has entered into any derivative instrument or risk managing agreement with respect to shares of the Company, (ii) additional disclosure on any arrangements the proposing shareholder may have with third parties and (iii) any information that would be required to be disclosed in a proxy statement or other filing pursuant to Section 14 of the Exchange Act. Additionally, the shareholder will have an affirmative obligation to further update and supplement such information to guarantee the information is correct as of the record date.
Pursuant to our current Bye-laws, in order to nominate a director, a shareholder need only provide written notice to the Company, in accordance with certain timing requirements set forth in the Bye-laws, of such shareholder’s intent to propose a certain nominee and the proposed nominee’s willingness to serve as a director. No other disclosures are currently required to be made regarding the shareholder or the nominee. If this Proposal No. 3(b) is approved, additional disclosure requirements with respect to the content of the notice (similar to those required for shareholder proposals) will be implemented. These disclosure requirements include, among other things, (i) the age and address of the nominee, (ii) the principal occupation of the nominee, (iii) the number of shares owned by the nominee, (iv) a written representation that (a) the nominee does not have prior arrangements with third parties to act or vote on certain issues and (b) if elected, the nominee would be in compliance with applicable regulations of the Company, (v) any information that would be required to be disclosed in a proxy statement or other filing pursuant to Section 14 of the Exchange Act and (vi) any other information reasonably requested by the Company to determine the independence of such nominee or eligibility to serve as a director. The shareholder who proposed the nominee will also be subject to the same disclosure requirements (including proposed amendments) regarding shareholder proposals described in the immediately preceding paragraph. Additionally, the shareholder who proposed the nominee will have an affirmative obligation to further update and supplement such information to guarantee the information is correct as of the record date.
The adoption of these additional advance notice procedures would facilitate orderly and efficient shareholder meetings, ensure that the Board and shareholders receive sufficient information with respect to all director nominees and shareholder proposals, and allow shareholders to register an informed vote. The Board also believes that implementing such advance notice procedures will enable the Board to more effectively plan for shareholder meetings and would result in better information being made available to our shareholders in advance of any shareholder meetings. These changes will also permit the Board to make more carefully reasoned recommendations or statements of its position so as to enable shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Company as to the outcome of any such business.
The proposed amendments in this Proposal No. 3(b) would amend Bye-law 22.5 of the current Bye-laws, as set forth in Appendix B. Additionally, new Bye-laws 21.6, 35.3, 35.4 and 35.5 would be added in the Amended Bye-laws, as also set forth in Appendix B.

The Board recommends that you vote FOR the approval of the amendment to the Bye-laws to amend the advance notice procedures for shareholder proposals and director nominations.

Proposal No. 3(c) - AMENDMENT TO OUR BYE-LAWS TO ELIMINATE PROVISIONS RELATED TO FORTRESS AND MODIFY CERTAIN ADDITIONAL PROVISIONS TO REFLECT CHANGES IN BERMUDA LAW, AND MAKE CERTAIN OTHER CLARIFYING CHANGES.

(Item 3(c) on Proxy Card)

Our Nominating and Corporate Governance Committee and Board believe that it is in the best interests of the Company and our shareholders to amend our Bye-laws to (i) eliminate certain provisions relating to Fortress Investment III LP and its affiliates (“Fortress”) that are no longer applicable and (ii) modify certain additional provisions in light of changes to Bermuda law, and to make certain additional clarifying changes. Upon consultation with our outside counsel, the Nominating and Corporate Governance Committee recommended to the Board, and the Board approved, and recommends for shareholder approval, this Proposal No. 3(c), which generally updates our Bye-laws based on the current position of the Company and Bermuda law.
The current Bye-laws include certain provisions that addressed the fact that Fortress was a significant shareholder of the Company. However, Fortress no longer beneficially owns any shares of our capital stock, and the provisions of our current Bye-laws detailing rights, privileges and protections of Fortress are no longer applicable. Under our current Bye-laws, provisions which relate to Fortress include (i) its ability to require the President, the Chairman or the Board to call a special general meeting and (ii) rights regarding corporate opportunities and related business activities pursuant to Appendix A to the current Bye-laws. If this Proposal No. 3(c) is approved, these sections will be removed or modified, including (i) all provisions referencing “Significant Shareholder” (which is defined as Fortress and other affiliates under the current Bye-laws), (ii) certain supermajority voting requirements relating to Appendix A and (iii) the entirety of Appendix A.
Additionally, upon consultation with our outside legal counsel, the Board has determined to modify and update certain additional provisions to reflect changes to Bermuda law and otherwise to clarify certain provisions of our Bye-laws. If this Proposal No. 3(c) is approved, the following modifications will be made to our current Bye-laws:

•
The concept of treasury shares would be added. Treasury shares refer to shares of the Company held by the Company which have not been cancelled. In the discretion of the Board, the Company would be allowed to cancel any repurchased shares or hold them as treasury shares. Any rights attached to a treasury share would be suspended and not be exercised by the Company. Additionally, except as required under Bermuda law, treasury shares would be excluded from the calculation of any percentage of shares outstanding of the Company.

•	The restriction on the Company from providing financial assistance to any person seeking to acquire shares of the Company would be removed.

•	A new provision would be added explicitly allowing shares that are listed or admitted to trading on a stock exchange to be transferred in accordance with the rules and regulations of such exchange.

•
Modifications would be made to the provisions regarding giving notices to the shareholder by the Company. Namely, these modifications are for purposes of specificity and when notice shall be deemed served to the shareholder.

•
The provisions regarding the appointment of an alternate director or directors by an existing director would now be subject to the approval of the proposed alternate director or directors by a majority of the directors then in office, excluding the director proposing the alternate director or directors.

•
Modifications would be made to the provisions regarding amalgamations. The modified provisions would expressly include references to mergers or other consolidation transactions and treat them in manner similar to amalgamations.

The proposed amendments in this Proposal No. 3(c) would amend or remove Bye-laws 1.1, 1.2, 6, 21, 23.2, 24.1, 51.4, 74.1, 74.2 and 76.3 of the current Bye-laws, as set forth in Appendix B. Additionally, new Bye-laws 3.4, 4.6 and 11.7 would be added in the Amended Bye-laws and the entirety of Appendix A of the current Bye-laws would be removed, each as also set forth in Appendix B.

The Board recommends that you vote FOR the approval of the amendment to the Bye-laws to (a) eliminate provisions related to Fortress and (b) modify certain additional provisions to reflect changes in Bermuda law and to make certain additional clarifying updates.

Proposal No. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item 4 on Proxy Card)

The Dodd-Frank Act requires that we provide our shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement on page 16 in accordance with the SEC’s rules.
In considering their vote, shareholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 16-35, as well as the discussion regarding the Compensation Committee on page 10.
Our primary compensation goals for our named executive officers are to attract, motivate and retain the most talented and dedicated executives and to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation programs are designed to reward our named executive officers for the achievement of annual and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
The Compensation Committee has developed compensation programs that strongly tie executive pay to Company performance and our compensation program rewards employees for delivering in two areas:

•
Achievement of corporate financial metrics, focused on operational and financial performance, in the form of adjusted return on equity, cash flow per share, and sustainable growth through new investments.

•	Achievement of individualized performance goals set at the beginning of each year.
We believe that the Company’s executive compensation programs have been effective at promoting the achievement of positive results, appropriately aligning pay and performance, and enabling the Company to attract and retain very talented executives while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
We are asking our shareholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our fiscal year 2017 executive compensation policies and procedures for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers and the policies and procedures described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the shareholders of Aircastle Limited approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2018 Annual General Meeting of Shareholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
Although this is an advisory vote which will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider our shareholders’ concerns and take them into account when designing future executive compensation programs.
The Board recommends that you vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

OTHER MATTERS

As of the mailing date of this proxy statement, the Board knows of no other matters to be brought before the Annual Meeting. If matters other than the ones listed in this proxy statement arise at the Annual Meeting, the persons named in the proxy will vote the shares represented by the proxy according to their judgment.
No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.
CONFIDENTIALITY OF PROXIES

The Company’s policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law, as necessary to assert or defend legal claims, in a contested proxy solicitation, or in the event that a shareholder makes a written comment on a proxy card or an attachment to it.
SHAREHOLDER PROPOSALS
The Company welcomes comments or suggestions from its shareholders. Under SEC rules, if a shareholder wishes to submit a proposal to be considered for inclusion in our proxy statement for the 2019 Annual General Meeting of Shareholders, the Company must receive the proposal in writing on or before December 4, 2018, unless the date of the 2018 Annual General Meeting of Shareholders is changed by more than 30 days from the date of the last annual general meeting, in which case the proposal must be received no later than a reasonable time before the Company begins to print and send its proxy materials. All proposals must comply with Exchange Act Rule 14a-8 and should be sent to the Secretary of Aircastle Limited, c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400, Stamford, CT 06901.
If a shareholder wishes to submit a proposal for business to be brought before the 2019 Annual General Meeting of Shareholders outside of Exchange Act Rule 14a-8, including with respect to shareholder nominations of Directors, notice of such matter must be received by the Company, in accordance with the provisions of the Company’s Bye-laws, no earlier than January 18, 2019, and no later than February 17, 2019 or, in the event the annual general meeting is called for a date that is not 25 days before or after such anniversary the notice must be given not later than 10 days following the date on which such notice of annual general meeting was mailed or the date on which public disclosure of the date of the annual general meeting was made, whichever first occurs. Notice of any such proposal also must include the information specified in our Bye-laws and should be sent to the Secretary of Aircastle Limited, c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400, Stamford, CT 06901. In order for a proposal to be considered “timely” for purposes of Rule 14a-4(c), such proposal must be received no later than February 17, 2019. In addition to our Bye-laws, please see page 11 of this proxy statement for a description of the procedures to be followed by a shareholder who wishes to recommend a Director candidate to the Nominating and Corporate Governance Committee for its consideration.
Additionally, under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require us to give notice to our shareholders of a proposal to be submitted at an annual general meeting. Generally, notice of such a proposal must be received by us at our registered office in Bermuda (located at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda) not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.
ADDITIONAL INFORMATION
We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at (800) SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. A copy of our Annual Report on Form 10-K will also be furnished without charge upon written request to Aircastle Limited, c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400, Stamford, CT 06901, Attention: General Counsel, and can also be accessed through our website at www.aircastle.com.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single set of proxy materials to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or the Company that it or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Aircastle Limited, c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400, Stamford, CT 06901, Attention: General Counsel, or by oral request at (203) 504-1020. Upon receipt of such request, the Company will deliver a separate copy of the proxy material to the shareholder’s address.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2018
The proxy statement and annual report are available at www.aircastle.com/investors.
GENERAL
The Company will pay the costs of preparing, assembling and mailing this proxy statement and the costs relating to the Annual Meeting. In addition to the solicitation of proxies by mail, the Company intends to ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for such solicitation.
If you received a paper copy of this proxy statement, please complete, sign, and date the enclosed proxy card and mail it promptly in the enclosed postage-paid envelope. The enclosed proxy card can be revoked at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
By Order of the Board of Directors,

Christopher L. Beers
General Counsel

APPENDIX A
RECONCILIATION OF NON-GAAP MEASURES TO U.S. GAAP RESULTS

Adjusted Return on Equity

(Dollars in thousands)	Year Ended December 31, 2017
Net income	$147,874
Gain on mark-to-market of interest rate derivative contracts	2,481
Loan termination payment	2,058
Write-off of deferred financing fees	4,005
Stock compensation expense	13,148
Adjusted net income	$169,566

2017 Average stockholders’ equity	1,867,678
Adjusted return on equity	9.08%
_______________

Cash Flow per Share

(Dollars and weighted average shares in thousands)	Year Ended December 31, 2017
Net cash provided by operating activities	$490,871
Add back: Changes on certain assets and liabilities:
Accounts receivable	6,734
Other assets	7,655
Accounts payable, accrued expenses and other liabilities	(13,857)
Lease rentals received in advance	1,478
Cash flow from operations before working capital	492,881
Collections on finance leases	32,184
Cash flow	$525,065

Cash flow per share	$6.67
Weighted average shares	78,776

A-1

Net Cash Interest Margin

(Dollars in thousands)
Quarter	Lease Rental Revenue	Cash Interest Expense	Net Cash Interest Margin	Average NBV of Flight Equipment	Annualized Lease Rental Yield(1)	Annualized Cash Interest / Average NBV of Flight Equipment	Annualized Net Cash Interest Margin(2)

Q4 2017	$187,794	$53,035	$134,759	$6,247,581	12.0%	3.4%	8.6%
_______________

(1)
Lease rental yield is defined as operating and finance and sales-type lease rental revenue plus finance and sales-type lease collections divided by average monthly net book value (including finance and sales-type leases) for the period calculated on a quarterly basis, annualized.

(2)
Net cash interest margin is defined as lease rentals from operating leases, interest income and cash collections from finance and sales-type leases minus interest on borrowings, net settlements on interest rate derivatives and other liabilities adjusted for loan termination payments divided by the average net book of flight equipment (which includes net investment on finance and sales-type leases) for the period calculated on a quarterly and annualized basis.

A-2

APPENDIX B
Amended and Restated Bye-Laws

BYE-LAWS OF
AIRCASTLE LIMITED

Adopted: 1st August 2006
Amended: 24th May 2012
Amended: 22nd May 2014
Amended: • May 2018

Table of Contents

INTERPRETATION		B-1
1.	Definitions	B-1

SHARES		B-2
2.	Power to Issue Shares	B-2
3.	Power of the Company to Purchase its Shares	B-2
4.	Rights Attaching to Shares	B-3
5.	Calls on Shares	B-4
6.	Forfeiture of Shares	B-4
7.	Share Certificates	B-5
8.	Fractional Shares	B-5

REGISTRATION OF SHARES		B-5
9.	Register of Members	B-5
10.	Registered Holder Absolute Owner	B-5
11.	Transfer of Registered Shares	B-5
12.	Transmission of Registered Shares	B-6

ALTERATION OF SHARE CAPITAL		B-7
13.	Power to Alter Capital	B-7
14.	Variation of Rights Attaching to Shares	B-7

DIVIDENDS AND CAPITALISATION		B-7
15.	Dividends	B-7
16.	Power to Set Aside Profits	B-8
17.	Method of Payment	B-8
18.	Capitalisation	B-8

MEETINGS OF MEMBERS		B-8
19.	Annual General Meetings	B-8
20.	Special General Meetings	B-8
21.	Requisitioned General Meetings/Other Business	B-8
22.	Notice	B-10
23.	Giving Notice	B-10
24.	Postponement or Cancellation of General Meeting	B-11
25.	Attendance and Security at General Meetings	B-11
26.	Quorum at General Meetings	B-11
27.	Chairman to Preside	B-11
28.	Voting on Resolutions	B-11
29.	Voting on a Poll	B-12
30.	Voting by Joint Holders of Shares	B-12
31.	Instrument of Proxy	B-12
32.	Representation of Corporate Member	B-12
33.	Adjournment of General Meeting	B-13
34.	Directors Attendance at General Meetings	B-13

DIRECTORS AND OFFICERS		B-13
35.	Election of Directors	B-13
36.	Classes of Directors	B-15
37.	Term of Office of Directors	B-15
38.	Alternate Directors	B-15

39.	Removal of Directors	B-15
40.	Vacancy in the Office of Director	B-15
41.	Remuneration of Directors	B-16
42.	Defect in Appointment of Director	B-16
43.	Directors to Manage Business	B-16
44.	Powers of the Board of Directors	B-16
45.	Register of Directors and Officers	B-17
46.	Officers	B-17
47.	Appointment of Officers	B-17
48.	Duties of Officers	B-17
49.	Remuneration of Officers	B-17
50.	Conflicts of Interest	B-17
51.	Indemnification and Exculpation of Directors and Officers	B-17

MEETINGS OF THE BOARD OF DIRECTORS		B-18
52.	Board Meetings	B-18
53.	Notice of Board Meetings	B-18
54.	Participation in Meetings by Telephone	B-19
55.	Quorum at Board Meetings	B-19
56.	Board to Continue in the Event of Vacancy	B-19
57.	Chairman to Preside	B-19
58.	Written Resolutions	B-19
59.	Validity of Prior Acts of the Board	B-19

CORPORATE RECORDS		B-19
60.	Minutes	B-19
61.	Place Where Corporate Records Kept	B-19
62.	Form and Use of Seal	B-19

ACCOUNTS		B-20
63.	Books of Account	B-20
64.	Financial Year End	B-20

AUDITS		B-20
65.	Annual Audit	B-20
66.	Appointment of Auditors	B-20
67.	Remuneration of Auditors	B-20
68.	Duties of Auditors	B-20
69.	Access to Records	B-20
70.	Financial Statements	B-20
71.	Distribution of Auditors report	B-20
72.	Vacancy in the Office of Auditor	B-21

BUSINESS COMBINATIONS		B-21
73.	Amalgamation, Merger or Consolidation	B-21

VOLUNTARY WINDING-UP AND DISSOLUTION		B-21
74.	Winding-Up	B-21

CHANGES TO CONSTITUTION		B-21
75.	Changes to Bye-laws	B-21
76.	Discontinuance	B-21

INTERPRETATION

1.	Definitions

1.	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981 as amended from time to time;

Alternate Director	an alternate director appointed in accordance with these Bye-laws;

Auditor	includes an individual or partnership;

Board
the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Company	the company for which these Bye-laws are approved and confirmed;

Director	a director of the Company and shall include an Alternate Director;

Exchange Act	the US Securities Exchange Act of 1934, as amended;

Fair Market Value
with respect to a purchase of any shares of the Company in accordance with Bye-laws 3.2 and 3.3 (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the purchase of such shares is sent pursuant to these Bye-laws or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent nationally recognized investment banking firm chosen by the Company, provided that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be;

Member
the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Regulation FD	Regulation Fair Disclosure promulgated by the U.S. Securities and Exchange Commission;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary
the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary; and

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

2.	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:

(i)	"may" shall be construed as permissive; and

(ii)	"shall" shall be construed as imperative;

(e)	the phrase “issued and outstanding” in relation to shares, means shares in issue other than Treasury Shares; and

(f)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

3.
In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

4.	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.	Power to Issue Shares

1.
Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares of the Company on such terms and conditions as it may determine.

2.
Without limitation to the provisions of Bye-law 4, subject to the provisions of the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.	Power of the Company to Purchase its Shares

1.
The Company may purchase its own shares in accordance with the provisions of the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase all or any part of its own shares in accordance with the Act.

2.
Without prejudice to the generality of Bye-law 3.1, subject to the Act, if the Board in its absolute and unfettered discretion, on behalf of the Company, determines that share ownership by any Member owning more than 5% of the Company’s issued and outstanding Common Shares (as defined in Bye-law 4.1) that is not either a U.S. citizen or a qualified resident of the U.S. or of the contracting state of any applicable tax treaty with the U.S. (as determined for purposes of the relevant provision of the limitation on benefits article of such treaty) may result in adverse tax, regulatory or legal consequences to the Company or to any of its subsidiaries (wherever incorporated), the Company will have the option, but not the obligation, to purchase all or part of the shares held by such Member (to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company sends the Repurchase Notice referred to below (the "Repurchase Price"); provided that the Board will use its reasonable efforts to exercise this option equitably among similarly situated Members (to the extent feasible under the circumstances). In that event, the Company will also be entitled to assign its purchase right to a third party or parties including the other Members, with the consent of such assignee. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member's shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

3.
In the event that the Company or its assignee(s) determines to purchase any shares in accordance with Bye-law 3.2, the Company shall provide each Member concerned with written notice of such determination (a "Repurchase Notice") at least 7 calendar days prior to such purchase or such shorter period as each such Member may authorize, specifying the date on which any such shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obliged to give general notice to the Members of any intention to purchase or the conclusion of any purchase of shares. Payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer and made at a closing to be held no less than 7 calendar days after receipt of the Repurchase Notice by the Member.

4.	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

4.	Rights Attaching to Shares

1.
At the date these Bye-laws are adopted, the share capital of the Company shall be divided into two classes: (i) 250,000,000 common shares of par value US$0.01 each (the "Common Shares") and (ii) 50,000,000 preference shares of par value US$0.01 each (the "Preference Shares").

2.	The holders of Common Shares shall, subject to the provisions of these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends as the Board may from time to time declare;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

3.
The Board is authorised to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)	the number of shares constituting that series and the distinctive designation of that series;

(b)
the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)	whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d)
whether that series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares), and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)
whether or not the shares of that series shall be redeemable or repurchaseable, and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)	whether that series shall have a sinking fund for the redemption or repurchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)
the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;

(h)
the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of that series; and

(i)	any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

4.
Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

5.
At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

6.
All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Calls on Shares

1.
The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

2.
Any sum which by the terms of allotment of a share becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for all the purposes of these Bye-laws be deemed to be a call duly made and payable, on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs, charges and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

3.	The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

4.	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

6.	Forfeiture of Shares

1.
If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call
Aircastle Limited (the " Company")
You have failed to pay the call of [amount of call] made on the [ ] day of [ ], 20[ ], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [ ] day of [ ], 20[ ], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [ ] day of [ ], 20[ ] at the registered office of the Company the share(s) will be liable to be forfeited.
Dated this [ ] day of [ ], 20[ ]

[Signature of Secretary] By Order of the Board

2.
If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

3.
A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

4.
The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

7.	Share Certificates

1.
Every Member shall be entitled to a certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

2.	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

3.
If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

8.	Fractional Shares
The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

9.	Register of Members

1.	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

2.
The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.	Registered Holder Absolute Owner
The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.	Transfer of Registered Shares

1.	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:
Transfer of a Share or Shares
Aircastle Limited (the " Company")
FOR VALUE RECEIVED………………..[amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] of shares of the Company.

DATED this [ ] day of [ ], 20[ ]
Signed by:                        In the presence of:
Transferor                            Witness

Transferee                            Witness

2.
Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

3.
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

4.
The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

5.
The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

6.	Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

7.
Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

12.	Transmission of Registered Shares

1.
In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

2.
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member
Aircastle Limited (the " Company")
I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [ ] day of [ ], 20[ ]

Signed by:                        In the presence of:

Transferor                        Witness

Transferee                         Witness

3.
On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

4.
Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.	Power to Alter Capital

1.
The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

2.	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.	Variation of Rights Attaching to Shares
If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of 50% of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy two-thirds of the issued shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

15.	Dividends

1.
The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

2.	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

3.	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

4.
The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

16.	Power to Set Aside Profits
The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

17.	Method of Payment

1.
Any dividend or other monies payable in respect of a share may be paid by cheque or warrant sent through the post directed to the address of the Member in the Register of Members (in the case of joint Members, the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members), or by direct transfer to such bank account as such Member may direct. Every such cheque shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or warrant shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the person entitled to the money represented thereby. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

2.	The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

3.
Any dividend and or other monies payable in respect of a share which has remained unclaimed for 6 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company's own account. Such payment shall not constitute the Company a trustee in respect thereof.

4.
The Company shall be entitled to cease sending dividend cheques and warrants by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the Member's new address. The entitlement conferred on the Company by this Bye-law 17.4 in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or warrant.

18.	Capitalisation

1.
The Board may resolve to capitalise any sum for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro-rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

2.
The Board may resolve to capitalise any sum for the time being standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid or nil paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.	Annual General Meetings
The annual general meeting of the Company shall be held in each year (other than the year of incorporation) at such time and place as the President or the Chairman or the Board shall appoint.

20.	Special General Meetings
The President or the Chairman or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary.

21.	Requisitioned General Meetings/Other Business

1.
The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of the Act shall apply.

2.
In addition to any rights of Members under the Act or these Bye-laws, business may be brought before any annual general meeting of the Company, or any special general meeting of the Company, by any person who: (i) is a Member of record on the date of the giving of the notice provided for in this Bye-law and on the record date for the determination of Members entitled to receive notice of and vote at such meeting; and (ii) complies with the notice procedures set forth in this Bye-law.

3.
In addition to any other applicable requirements, for other business to be proposed by a Member pursuant to Bye-law 21.2, such Member must have given timely notice thereof in proper written form to the Secretary.

4.
To be timely, a notice given to the Secretary pursuant to Bye-law 21.3 must be delivered to or mailed and received at the registered office and by the Secretary at the principal executive offices of the Company as set forth in the Company's filings with the U.S. Securities and Exchange Commission: (i) in the case of an annual general meeting, not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting prior to the giving of the notice or, in the event the annual general meeting is called for a date that is not 25 days before or after such anniversary the notice must be so delivered or mailed and received not later than 10 days following the date on which notice of the annual general meeting was mailed or the date on which public disclosure of the date of the annual general meeting was made, whichever first occurs, and (ii) in the case of a special general meeting, not later than 10 days following the date on which notice of the special general meeting was mailed or the date on which public disclosure of the date of the special general meeting was made, whichever first occurs.

5.
To be in proper written form, a notice given to the Secretary pursuant to Bye-law 21.3 must set forth as to each matter such Member proposes to bring before the general meeting: (a) a brief description of the business desired to be brought before the general meeting and the proposed text of any proposal regarding such business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Bye-Laws, the text of the proposed amendment), and the reasons for conducting such business at the general meeting, and (b) as to the Member giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such Member, (ii) (A) the class or series and number of all shares of the Company which are owned beneficially or of record by such Member and any affiliates or associates of such Member, (B) the name of each nominee holder of all shares of the Company owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of the Company held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to shares of the Company and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to shares of the Company; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with or relating to (A) the Company or (B) the proposal, including any material interest in, or anticipated benefit from the proposal to such person, or any affiliates or associates of such person, (iv) a representation that the Member giving notice intends to appear in person or by proxy at the general meeting to bring such business before the meeting; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the general meeting pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

6.
A Member providing notice of business proposed to be brought before a general meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Bye-Law shall be true and correct as of the record date for determining the Members entitled to receive notice of the general meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the registered office of the Company not later than 5 business days after the record date for determining the Members entitled to receive notice of the general meeting. For the avoidance of doubt, the obligations under Bye-Law 21.2, 21.3, 21.4, 21.5 and 21.6 shall not apply to any business brought by a Member or Members at a special general meeting of the Company that has been convened upon the request of such Member or Members under Bye-Law 21.1.

7.
Once business has been properly brought before the general meeting in accordance with the procedures set forth in this Bye-law, nothing in this Bye-law shall be deemed to preclude discussion by any Member of any such business. If the chairman of a general meeting determines that business was not properly brought before the meeting in accordance with this Bye-law, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

8.
No business may be transacted at a general meeting, other than business that is either (i) properly brought before the general meeting by or at the direction of the Board (or any duly authorized committee thereof); or (ii) properly brought before the general meeting by any Member or Members in accordance with the Act or these Bye-laws.

22.	Notice

1.
Not less than 10 nor more than 60 days' notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

2.
Not less than 10 nor more than 60 days' notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

3.	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

4.
A general meeting of the Company shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

5.
The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

23.	Giving Notice

1.	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)
by sending it by post to such Member's address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)
by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)
by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)
by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

2.
Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

3.
Save as provided by Bye-law 23.4, any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, at the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile, electronic mail, or such other method as the case may be.

4.
Mail notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail of any member state of the European Union, the United States, or Bermuda.

5.
The Company shall be under no obligation to send a notice or other document to the address shown for any particular Member in the Register of Members if the Board considers that the legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange in, the territory in which that address is situated are such that it is necessary or expedient not to send the notice or document concerned to such Member at such address and may require a Member with such an address to provide the Company with an alternative acceptable address for delivery of notices by the Company.

24.	Postponement or Cancellation of General Meeting
The Chairman or the President may, and the Secretary on instruction from the Chairman or the President shall, postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to the Members in accordance with the provisions of these Bye-laws.

25.	Attendance and Security at General Meetings

1.
Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

2.
The Board may, and at any general meeting, the chairman of such meeting may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

26.	Quorum at General Meetings

1.
At any general meeting of the Company two or more persons present in person at the start of the meeting and representing in person or by proxy in excess of 50% of all votes attaching to all shares of the Company in issue entitling the holder to vote at the meeting shall form a quorum for the transaction of business.

2.
If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. If the meeting shall be adjourned to the same day one week later or the Secretary shall determine that the meeting is adjourned to a specific date, time and place, it is not necessary to give notice of the adjourned meeting other than by announcement at the meeting being adjourned. If the Secretary shall determine that the meeting be adjourned to an unspecified date, time or place, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

27.	Chairman to Preside
Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, and if not the President, shall act as chairman at all meetings of the Members at which such person is present. In their absence, the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

28.	Voting on Resolutions

1.
Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

2.	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

3.	At any general meeting a resolution put to the vote of the meeting shall be decided on a poll.

4.
At any general meeting if an amendment shall be proposed to any resolution under consideration and the chairman of the meeting shall rule on whether the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

5.
At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

29.	Voting on a Poll

1.
Where a poll is taken, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was taken. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

2.
A poll taken for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith and a poll taken on any other question shall be taken in such manner and at such time and place at such meeting as the chairman (or acting chairman) of the meeting may direct and any business other than that upon which a poll is to be taken may be proceeded with pending the taking of the poll.

3.
Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by one or more inspectors of votes appointed by the chairman or the Board for the purpose and the result of the poll shall be declared by the chairman.

30.	Voting by Joint Holders of Shares
In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

31.	Instrument of Proxy

1.	A Member may appoint a proxy by (a) an instrument appointing a proxy in writing in substantially the following form or such other form as the Board may determine from time to time:
Proxy
Aircastle Limited (the " Company")
I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on the [ ] day of [ ], 20[ ] and at any adjournment thereof. (Any restrictions on voting to be inserted here.)
Signed this [ ] day of [ ], 20[ ]

Member(s)
or (b) such telephonic, electronic or other means as may be approved by the Board from time to time.

2.
The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and an appointment of proxy which is not received in the manner so permitted shall be invalid.

3.	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf.

4.	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

32.	Representation of Corporate Member

1.
A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting of the Members and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

2.
Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

33.	Adjournment of General Meeting

1.
The chairman of any general meeting at which a quorum is present may with the consent of Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), adjourn the meeting.

2.	In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

(a)	it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(b)	the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

3.
Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

34.	Directors Attendance at General Meetings
The Directors of the Company shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

35.	Election of Directors

1.
The Board shall consist of such number of Directors being not less than 3 Directors and not more than such maximum number of Directors, not exceeding 12 Directors, as the Board may from time to time determine.

2.
Only persons who are proposed or nominated in accordance with this Bye-law shall be eligible for election as Directors. Any Member or the Board may propose any person for election as a Director. Where any person, other than a Director retiring at the meeting or a person proposed for re-election or election as a Director by the Board, is to be proposed for election as a Director, notice must be given to the Company of the intention to propose him and of his willingness to serve as a Director. Where a Director is to be elected at an annual general meeting, that notice must be given not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting prior to the giving of the notice or, in the event the annual general meeting is called for a date that is not 25 days before or after such anniversary the notice must be given not later than 10 days following the date on which notice of the annual general meeting was mailed or the date on which public disclosure of the date of the annual general meeting was made, whichever first occurs. Where a Director is to be elected at a special general meeting, that notice must be given not later than 10 days following the date on which notice of the special general meeting was mailed or the date on which public disclosure of the date of the special general meeting was made, whichever first occurs.

3.
To be in proper written form, a notice given to the Secretary pursuant to Bye-law 35.2 must set forth the following information: (a) as to each person whom the Member proposes to nominate for election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of the Company which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Company owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of the Company held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to shares of the Company and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to shares of the Company, (iv) such person’s written representation and agreement that such person (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director, will act or vote on any issue or question, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed to the Company in such representation and agreement and (C) in such person’s individual capacity, would be in compliance, if elected as a Director, and will comply with, all applicable publicly disclosed confidentiality, corporate governance, conflict of interest, Regulation FD, code of conduct and ethics, and share ownership and trading policies and guidelines of the Company and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act; and (b) as to the Member giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of the Member giving the notice and the name and principal place of business of such beneficial owner; (ii) (A) the class or series and number of all shares of the Company which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Company owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of shares of the Company held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to shares of the Company and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to shares of the Company; (iii) a description of (A) all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee, or any affiliates or associates of such proposed nominee, (B) all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, or otherwise relating to the Company or their ownership of shares of the Company, and (C) any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (iv) a representation that the Member giving notice intends to appear in person or by proxy at the general meeting to nominate the persons named in its notice; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

4.
In addition to the information required pursuant to this Bye-law, the Company may require any proposed nominee to furnish any other information: (i) that may reasonably be requested by the Company to determine whether the nominee would be independent under the rules and listing standards of the securities exchanges upon which the shares of the Company are listed or traded, any applicable rules of the U.S. Securities and Exchange Commission or any publicly disclosed standards used by the Board in determining and disclosing the independence of the Directors (collectively, the “Independence Standards”), (ii) that could be material to a reasonable Member’s understanding of the independence, or lack thereof, of such nominee or (iii) that may reasonably be requested by the Company to determine the eligibility of such nominee to serve as a Director.

5.
A Member providing notice of any nomination proposed to be made at any general meeting of the Company shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Bye-Law shall be true and correct as of the record date for determining the Members entitled to receive notice of the general meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the Registered Office of the Company not later than 5 business days after the record date for determining the Members entitled to receive notice of such general meeting. For the avoidance of doubt, the obligations under Bye-Laws 35.2, 35.3, 35.4 and 35.5 shall not apply to any rights that any Member may have under a contract with the Company to propose or nominate one or more Directors.

6.
Where a person is validly proposed for re-election or election as a Director, such Director shall be elected by the vote of the majority of the votes cast with respect to the Director, excluding abstentions.  For purposes of this Bye-law 35.6, a majority of the votes cast shall mean that the number of shares voted “for” the Director must exceed the number of votes “against” that Director.

7.	At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

36.	Classes of Directors
The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class of Directors shall consist, as nearly as possible, of one third of the total number of Directors constituting the entire Board.

37.	Term of Office of Directors
At the first meeting of the Board following the date of adoption of these Bye-laws, the Class I Directors shall be appointed to serve for a one year term of office, the Class II Directors shall be appointed to serve for a two year term of office and the Class III Directors shall be appointed to serve for a three year term of office, as determined by the Board. At each succeeding annual general meeting, successors to the class of Directors whose term expires at that annual general meeting shall be elected for a three year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any Director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other Directors of that class, but in no case shall a decrease in the number of Directors shorten the term of any Director then in office. A Director shall hold office until the annual general meeting for the year in which his term expires, subject to his office being vacated pursuant to Bye-law 40.

38.	Alternate Directors

1.
Any Director may appoint a person or persons to act as a Director in the alternative to himself by notice in writing deposited with the Secretary and subject to the approval of such person or persons by a majority of the Directors (excluding the Director proposing such person or persons) in office at the time. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

2.
An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

3.
An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as an alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

39.	Removal of Directors

1.
Subject to any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, by a resolution including the affirmative votes of at least 80% of all votes attaching to all shares in issue entitling the holder to attend and vote on such resolution, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director, with or without cause, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director's removal.

2.
If a Director is removed from the Board under the provisions of this Bye-law the Members may fill the vacancy at the meeting at which such Director is removed. In the absence of such election or appointment, the Board may fill the vacancy.

40.	Vacancy in the Office of Director

1.	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his office by notice in writing to the Company.

2.
The Members in general meeting or the Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board and to appoint an Alternate Director to any Director so appointed.

41.	Remuneration of Directors
The remuneration (if any) of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

42.	Defect in Appointment of Director
All acts done in good faith by the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

43.	Directors to Manage Business

1.
The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws and the provisions of any statute.

2.	Subject to these Bye-laws, the Board may delegate to any company, firm, person, or body of persons any power of the Board (including the power to sub-delegate).

44.	Powers of the Board of Directors
The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)
exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)
appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
appoint a person to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
delegate any of its powers (including the power to sub-delegate) to a committee appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)
authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

45.	Register of Directors and Officers
The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

46.	Officers
The Officers shall consist of a President and a Vice President or a Chairman and a Deputy Chairman, a Secretary and such additional Officers as the Board may determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

47.	Appointment of Officers
The Board shall appoint a President and Vice President or a Chairman and Deputy Chairman who shall be Directors. The Secretary (and additional Officers, if any) shall be appointed by the Board from time to time.

48.	Duties of Officers
The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

49.	Remuneration of Officers
The Officers shall receive such remuneration as the Board may determine.

50.	Conflicts of Interest

1.
Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director's firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director's firm, partner or company to act as Auditor to the Company.

2.	A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

3.
Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting.

51.	Indemnification and Exculpation of Directors and Officers

1.
The Directors, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company, any subsidiary thereof and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED

THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of the said persons. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

2.
The Company shall pay to or on behalf of any such Director, Secretary or other Officer referred to in Bye-law 51.1 expenses (including attorneys’ fees) incurred by such person in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company, and such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate, provided that in the event of a finding of fraud or dishonesty (such fraud or dishonesty having been established in a final judgment or decree not subject to appeal), such Director, Secretary or other Officer or, if applicable, such other employee or agent, shall reimburse to the Company all funds paid by the Company in respect of expenses of defending such action, suit or proceeding.

3.
The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these Bye-laws, any agreement, resolution of Members or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Company that indemnification of the persons specified in Bye-law 51.1 shall be made to the fullest extent permitted by law. The provisions of this Bye-law shall not be deemed to preclude the indemnification of any person who is not specified in Bye-law 51.1 but whom the Company has the power or obligation to indemnify under the provisions of the Act, or otherwise.

4.
The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director or Officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.
The Company may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Company similar to those conferred in this Bye-law to Directors, the Secretary and other Officers of the Company, PROVIDED THAT any such indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any such persons, and any funds paid by the Company in respect of any such expense shall be reimbursed to the Company in the event of a finding of fraud or dishonesty as set forth in Bye-Law 51.2.

6.
If this Bye-law or any portion of this Bye-law shall be invalidated on any ground by a court of competent jurisdiction the Company shall nevertheless indemnify each Director or Officer of the Company, former Director or Officer of the Company or person serving at the request of the Company as a director or officer, employee or agent of another company or corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, as to expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Company, to the fullest extent permitted by any applicable portion of this Bye-law that shall not have been invalidated, PROVIDED THAT any such indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any such persons.

7.
The Company may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability incurred by him under the Act in his capacity as a Director or Officer of the Company or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

MEETINGS OF THE BOARD OF DIRECTORS

52.	Board Meetings
The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. Subject to the provisions of these Bye-laws, a resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

53.	Notice of Board Meetings
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (in person or by telephone) or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form at such Director's last known address or any other address given by such Director to the Company for this purpose.

54.	Participation in Meetings by Telephone
Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

55.	Quorum at Board Meetings
The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors (excluding Alternate Directors) in office at that time.

56.	Board to Continue in the Event of Vacancy
The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company; or (ii) preserving the assets of the Company.

57.	Chairman to Preside
Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, and if not, the President shall act as chairman at all meetings of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by the Directors present at the meeting.

58.	Written Resolutions
A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution. For the purposes of this Bye-law only, "Director" shall not include an Alternate Director.

59.	Validity of Prior Acts of the Board
No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

60.	Minutes
The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

61.	Place Where Corporate Records Kept
Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

62.	Form and Use of Seal

1.	The seal of the Company shall be in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

2.
The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or any person appointed by the Board for that purpose, provided that any Director, Officer or Resident Representative, may affix the seal of the Company attested by such Director, Officer or Resident Representative's signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director, Officer or Resident Representative.

ACCOUNTS

63.	Books of Account

1.	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

2.
Such records of account shall be kept at the registered office of the Company, or subject to the provisions of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

64.	Financial Year End
The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

AUDITS

65.	Annual Audit
Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

66.	Appointment of Auditors

1.
Subject to the provisions of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.

2.	The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

67.	Remuneration of Auditors
The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.

68.	Duties of Auditors

1.
The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

2.
The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

69.	Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

70.	Financial Statements
Subject to any rights to waive laying of accounts pursuant to the provisions of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

71.	Distribution of Auditors report
The report of the Auditor shall be submitted to the Members in general meeting.

72.	Vacancy in the Office of Auditor
If the office of Auditor becomes vacant by the resignation or death or the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor's services are required, the vacancy thereby created shall be filled in accordance with the Act.

BUSINESS COMBINATIONS

73.	Amalgamation, Merger or Consolidation

1.
Subject to Bye-law 73.2, the Company shall not engage in any amalgamation, merger or other consolidation unless such amalgamation, merger or other consolidation has been approved by a resolution of the Members including the affirmative votes of at least 66 % of all votes attaching to all shares in issue entitling the holder to attend and vote on such resolution.

2.
Bye-law 73.1 shall not apply in respect of any amalgamation, merger or other consolidation approved by the Board, and in respect of any amalgamation, merger or other consolidation approved by the Board which the Act requires to be approved by the Members, the necessary general meeting quorum and Members’ approval shall be as set out in Bye-laws 26 and 28 respectively.

VOLUNTARY WINDING-UP AND DISSOLUTION

74.	Winding-Up
If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

75.	Changes to Bye-laws

1.
Subject to Bye-laws 75.2 and 75.3, no Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

2.
Bye-laws 35, 36, 37, 73 and 75.2 shall not be rescinded, altered or amended and no new Bye-law shall be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board and by a resolution of the Members including the affirmative votes of at least 66% of all votes attaching to all shares in issue entitling the holder to attend and vote on such resolution.

3.
Bye-laws 39 and 75.3 shall not be rescinded, altered or amended and no new Bye-law shall be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws until the same has been approved by a resolution of the Board and by a resolution of the Members including the affirmative votes of at least 80% of all votes attaching to all shares in issue entitling the holder to attend and vote on such resolution.

76.	Discontinuance
The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

AIRCASTLE LIMITED

PROXY FOR ANNUAL GENERAL MEETING

MAY 18, 2018

THIS PROXY IS SOLICITED ON BEHALF OF
AIRCASTLE LIMITED’S BOARD OF DIRECTORS

The undersigned hereby appoints Christopher L. Beers, proxy for the undersigned, with full power of substitution, to vote all common shares of Aircastle Limited of which the undersigned may be entitled to vote at the Annual General Meeting of Aircastle Limited in Stamford, CT, on Friday, May 18, 2018, at 10:00 a.m. Eastern Daylight Time, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and upon such other business as may properly come before the meeting or any adjournment thereof.
YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
(Continued and to be signed on other side)

AIRCASTLE LIMITED
c/o Aircastle Advisor LLC
201 Tresser Boulevard, Suite 400
Stamford, CT 06901

Aircastle Limited
May 18, 2018

Your proxy card is attached below.

Please read the enclosed proxy statement, then vote and return the card at your earliest convenience.

* FOLD AND DETACH HERE *

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3(a) - (c) and 4.

Where no voting instructions are given, the shares represented by this Proxy will be VOTED FOR Items 1, 2, 3(a) - (c) and 4.

Vote on Proposal No. 1

1.	Election of Directors: Nominees: Giovanni Bisignani, Takayuki Sakakida, Gentaro Toya and Peter V. Ueberroth.

FOR all nominees [ ]	WITHHOLD AUTHORITY [ ] to vote for all nominees	FOR all nominees, EXCEPT [ ]	Write-In Nominee

Vote on Proposal No. 2

2.    Appoint Ernst & Young, LLP as the Company’s independent registered public accounting firm (which constitutes the auditor for the purpose of Bermuda law) to audit the Company’s financial statements for fiscal year 2018 and authorize the Directors of Aircastle Limited, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Vote on Proposal No. 3(a) - (c)

3(a).    Approval of the Amended Bye-Laws of Aircastle Limited to adopt a majority voting standard in the elections of directors.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3(b).    Approval of the Amended Bye-Laws of Aircastle Limited to amend the advance notice provisions relating to shareholder proposals and director nominations

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3(c).    Approval of the Amended Bye-Laws of Aircastle Limited to (i) eliminate provisions related to Fortress Investment Fund III LP and its affiliates, (ii) modify certain additional provisions to reflect changes in Bermuda law and (iii) make certain other clarifying changes.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Vote on Proposal No. 4

4.    Advisory vote to approve executive compensation.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

If other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

Change of Address and/	I PLAN TO ATTEND ANNUAL MEETING. If you
or Comments Mark Here [ ]	check this box to the right an admission
ticket will be sent to you. [ ]

Receipt is hereby acknowledged of Aircastle Limited Notice of Meeting and Proxy Statement.
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the 2018 Annual General Meeting of Shareholders.

Dated: _________________________________________, 2018

Signature

Signature

(Please sign, date and return this	Votes MUST be indicated
proxy card in the enclosed envelope.)	in black or blue ink. [ x ]